AGENT'S WARRANT

Warrant No. TK2 (Amended and Restated)

THIS WARRANT, AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY U.S. STATE OR TERRITORY. THIS WARRANT IS BEING OFFERED AND SOLD PURSUANT TO REGULATION S OF THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT. THE SECURITIES, ARE "RESTRICTED SECURITIES" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S) UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO REGULATION S, OR PURSUANT TO OTHER AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. A HOLDER OF ANY OF THE SECURITIES MAY NOT ENGAGE IN HEDGING TRANSACTION WITH REGARD TO SUCH SECURITIES UNLESS IN COMPLIANCE WITH THE ACT.

                       UNITED STATES ANTIMONY CORPORATION

                            Warrant for the Purchase
                            of Shares of Common Stock

July 11, 2000                                                     961,358 Shares

         FOR VALUE RECEIVED, United States Antimony Corporation, a Montana corporation (the "Company"), hereby certifies that Thomson Kernaghan and Co. Limited or other holder hereof (collectively, the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time beginning on the date hereof, and ending at 5:00 pm, Toronto time, on the fifth anniversary of the date hereof (the "Exercise Period") Nine Hundred Sixty-One Thousand Three Hundred Fifty-Eight (961,358) fully paid and nonassessable shares of common stock of the Company, par value $.01 per share (the "Common Stock") at the exercise price of Thirty-Nine Cents (US$.39) per share (the "Exercise Price"). This Warrant is the Agent's Warrant described in and is being issued pursuant to an Amended and Restated Agreement (the "Agreement") effective as of July 11, 2000, between the Company and Thomson Kernaghan and Co. Limited (the "Agent"). Capitalized terms not defined in this Warrant shall have the meanings ascribed to them in the Agreement.

         For purposes of this Warrant, "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time. Unless the context requires otherwise all references to Common Stock and Warrant Shares in this Warrant shall, in the event of an adjustment pursuant to
Section 7 hereof, be deemed to refer also to any securities or property then issuable upon exercise of this Warrant as a result of such adjustment.

Section 1. Exercise of Warrant.

(a) This Warrant may be exercised, as a whole or in part, at any time or from time to time during the Exercise Period or, if such day is not a Trading Day (as defined in the Agreement), then on the next succeeding Trading Day. The Holder may exercise this Warrant by telecopying an executed and completed Notice of Exercise in the form annexed hereto as Exhibit A (a "Notice of Exercise") to the Escrow Holder and the Company, and sending the original by mail or overnight delivery service to the Escrow Holder together with the Exercise Price. Each Trading Day on which a Notice of Exercise is telecopied to the Company in accordance with the provisions hereof shall be deemed an "Exercise Date." Notices given under this Warrant shall be delivered as required by the Escrow Agreement, and also delivered or telecopied as follows:

   If to the Holder or Escrow Holder:  If to the Company:
   c/o Thomson Kernaghan and Co. Ltd.    United States Antimony Corporation
   365 Bay Street, Tenth Floor         1250 Prospect Creek, P.O. Box 643
   Toronto, Ontario M5H 2V2            Thompson Falls, Montana 59873-0643
   Attention: Ms. Michelle McKinnon  Attention: John Lawrence, President and CEO
   Facsimile No. (416) 860-6355        Facsimile No. (406) 827-3523

or to such other address as the Holder may specify.

         If the Company has not delivered the Warrant Shares to the Escrow Holder prior to the expiration of five Trading Days after the Holder send a Notice of Exercise, the, in addition to all other remedies the Holder may have, the Company shall pay to the Holder, on demand and in immediately available funds, as liquidated damages for such failure and not as a penalty, the amounts stated in the following schedule, which liquidated damages shall begin to accrue on the sixth Trading Day after the Conversion Date.

                                                              Late Payment For Each $10,000
                           No. Business Days Late             of the Warrant Exercise Price
                                    1                                           $100
                                    2                                           $200
                                    3                                           $300
                                    4                                           $400
                                    5                                           $500
                                    >5                                          $500+$200 for each Business Day Late beyond 5 days
                                                                                from the Delivery Date

         Nothing in this Warrant shall limit the holder's right to seek specific performance of the Company's obligations hereunder and other remedies and damages for the Company's actions or inactions resulting in the transfer agent's failure to issue and deliver the Warrant Shares to the Holder. The Company shall not be liable for any damages resulting from the Escrow Holder's failure to deliver Warrant Shares to the Holder.

(b) The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

(c) Limitation on Right and Power to Exercise. Any provision in this Warrant, the Agreement or any other document to the contrary not withstanding, the Holder shall not have the right or power to exercise this warrant, either in whole or in part, if, and any attempt to do so shall be void, after having given effect to such exercise, the Holder shall be or shall be deemed to be the beneficial owner of 10% or more of the then outstanding Common Stock within the meaning or for the purposes of Section 13(d) or 13(g) of the U.S. Securities Exchange Act of 1934, as amended, or as the term "beneficial owner" is defined in Rule 13d-3 of the U.S. Securities and Exchange Commission or otherwise. Any attempt to exercise the Warrant shall also be ineffective to the extent that the Company does not have sufficient authorized, unissued and unreserved Common Stock to issue the Warrant Shares.

Section 2. Reservation of Shares. Subject to shareholder approval pursuant to
Section 10.2.1 of the Agreement, the Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company or other property from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

Section 3. Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this
Section 4, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value (as hereinafter defined) per share of Common Stock multiplied by such fraction computed to the nearest whole cent. For the purposes of any computation under this Warrant, the Current Market Value per share of Common Stock or of any other equity security (herein collectively referred to as a "security") at the date herein specified shall be:

(i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the "Current Market Value" per share of the security shall be determined in good faith by the Board of Directors of the Company, or

(ii) if the security is registered under the Exchange Act, the "Current Market Value" per share of the security shall be deemed to be the average of the daily market prices of the security for the ten (10) consecutive trading Days immediately preceding the day as of which Current Market Value is being determined or, if the security has been registered under the Exchange Act for less than ten (10) consecutive Trading Days before such date, then the average of the daily market prices for all of the Trading Days before such date for which daily market prices are available. The market price for each such Trading Day shall be: (A) in the case of a security listed or admitted to trading on any securities exchange, the Closing Bid Price on the primary exchange on which the Common Stock is then listed, on such day, (B) in the case of a security not then listed or admitted to trading on any securities exchange, the Closing Bid Price reported by Bloomberg LP on such day, (C) in the case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the reported high bid on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Holder, or if there shall be no bid prices on such day, the high bid price, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported, and (D) if there are no bid prices reported during the 10 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

Section 4. Exchange, Transfer, Assignment or Loss of Warrant.

(a) This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent or warrant agent, if any, for other warrants of different denomination, entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares and otherwise carrying the same rights as this Warrant.

(b) This Warrant may be divided or combined by the Holder with other warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent or warrant agent, if any, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or for which it may be exchanged.

(c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

Section 5. Restrictions on Issuance of Securities. So long as this Warrant is outstanding, the Company will not issue, or permit any Subsidiary to issue, any common stock or other equity securities, or any other stock, option, warrant, right or other instrument that is convertible into or exercisable or exchangeable for common stock or other equity securities, except for (i) securities issued pursuant to the Securities Purchase Agreement (which includes Warrant Shares), (ii) securities of a Subsidiary that are issued to the Company; and (iii) securities sold and options granted to directors, officers and employees of the Company pursuant to bona fide employee benefit plans; provided, however, that the Company may issue such securities with the prior written consent of the Holder, which consent the Holder agrees not to unreasonably withhold.

Section 6. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of the Company hereunder and the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances. In the event that in connection with any such capital reorganization, or reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 5.

Section 7. Transfer to Comply with the Securities Act. Neither this Warrant nor any of the Warrant Shares may be offered or sold in the United States or to a U.S. Person (as defined in Regulation S) unless pursuant to an effective registration statement under the Act, or pursuant to Regulation S, or pursuant to other available exemptions from the registration requirements of the Act. The Holder of this Warrant or any of the Warrant Shares may not engage in hedging transaction with regard to such securities unless in compliance with the Act.

Section 8. Availability of Information. So long as any of this Warrant remains unexercised and this Warrant has not expired, the Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act, and shall likewise comply with all other applicable public information reporting requirements of the Securities and Exchange Commission (including those required to make available the benefits of Rule 144 under the Securities Act) to which it may from time to time be subject. The Company shall also cooperate with the Holder of this Warrant and the Holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144 or any successor rule under the Securities Act for the sale of this Warrant or the Warrant Shares. The provisions of this Section 8 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise. The Company shall also provide to holders of this Warrant the same information that it provides to holders of its Common Stock.

Section 9. Registration Rights. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") dated as of the Effective Date, among the Company, the Holder, other holders of Debentures and the Agent.

Section 10. Successors and Assigns. All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

Section 11. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 12. Amendments. This Warrant may not be amended except by the written consent of the Company and the Holder.

Section 13. Notices. All notices given under this Agreement and under the other Transaction Documents shall be in writing, addressed to the parties as set forth below, or to such other address as a party may specify by notice given in accordance with this paragraph and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second Trading Day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

  If to the Holder or Escrow Holder:      If to the Company:
  c/o Thomson Kernaghan and Co. Ltd.      United States Antimony Corporation
  365 Bay Street                          1250 Prospect Creek, P.O. Box 643
  Toronto, Ontario M5H 2V2                Thompson Falls, Montana 59873-0643
  Attention: Mr. Gregg Badger, Sr. V.P.   Attention: John Lawrence, President and CEO
  Facsimile No. (416) 860-6352            Facsimile No. (406) 827-3523

Section 14. Law Governing; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada, provided however, that if any provision of this Warrant is unenforceable under the laws of Ontario but is enforceable under the laws of the U.S. State of Montana, then that provision shall be governed by and construed in accordance with the laws the State of Montana. The courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Debenture. The Company and the Holder irrevocably consent to such jurisdiction and venue, and irrevocably waive any claim of forum non conveniens or right to change venue. The prevailing party in any action or proceeding to enforce or construe this Warrant is entitled to recover reasonable attorney's fees.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the day and year first above written.

                       UNITED STATES ANTIMONY CORPORATION





                              By
                                  ----------------------------------------------
                                   President and CEO

                              Date Signed
                                  ----------------------------------------------





                               NOTICE OF EXERCISE

To:  United States Antimony Corporation:

         The undersigned irrevocably exercises this Warrant for the purchase of ____________________ shares (subject to adjustment) of Common Stock of United States Antimony Corporation (the "Company"): for this Warrant and agrees to make payment of $____________________ (the "Exercise Price") through the following method:

     such payment of the Exercise Price being in cash or by certified or official bank check payable to the order of the Company all at the Exercise Price and on the terms and conditions specified in this Warrant, and directs that the shares of Common Stock deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:  ________________, _______

____________________________________________________________________________
(Signature of Owner)1

____________________________________________________________________________
(Street Address)

____________________________________________________________________________
(City)            (State or Province)         (Postal Code)

____________________________________________________________________________
(Country)

----------

1 The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.





Securities and/or check to be issued to:
____________________________________________________________________________



Name:
____________________________________________________________________________



Street Address:
____________________________________________________________________________



City, State and Zip Code:
____________________________________________________________________________



Any unexercised part of the Warrant evidenced by the within Warrant to be issued to:




Name:
____________________________________________________________________________



Street Address:
____________________________________________________________________________



City, State and Zip Code:
____________________________________________________________________________




                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED the undersigned registered holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any part of the Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

-------------------------------- --------------------------------------- --------------------- ---------------------
                                                                          Social Security or   Number of Shares of
                                                                          Other Identifying        Common Stock
       Name of Assignee                   Address of Assignee             Number of Assignee   Assigned to Assignee
-------------------------------- --------------------------------------- --------------------- ---------------------
-------------------------------- --------------------------------------- --------------------- ---------------------


-------------------------------- --------------------------------------- --------------------- ---------------------
-------------------------------- --------------------------------------- --------------------- ---------------------


-------------------------------- --------------------------------------- --------------------- ---------------------

and does hereby irrevocably constitute and appoint ______________________ as the undersigned's attorney to make such transfer on the books of ______________________ United States Antimony Corporation maintained for that purpose, with full power of substitution in the premises.

Date:  ________________, _______

____________________________________________________________________________
(Signature of Owner)1

____________________________________________________________________________
(Street Address)

____________________________________________________________________________
(City)            (State or Province)         (Postal Code)

____________________________________________________________________________
(Country)

--------
1 The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.



                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") is made and entered into the _____ day of __________, 2001 but is retroactively effective as of July 11, 2000 (the "Effective Date"), by and among United States Antimony Corporation, a Montana corporation (the "Company") and Thomson Kernaghan and Co. Limited (the "Agent"), pursuant to that certain Amended and Restated Agreement (the "Agreement") of even date herewith between the Company and the Agent.

                             Preliminary Statements

         In connection with the consummation of the transactions contemplated by the Agreement, the Company has agreed, upon the terms and subject to the conditions of the Agreement, to issue and sell to the Agent for the benefit of certain Purchasers, which may include the Agent, up to $1,500,000 in principal amount of the Company's 10% convertible Debentures Due June 30, 2002 (the "Debentures"). At any time beginning 30 days after the Closing Date and prior to their respective payment in full, all or any part of the principal and interest of each Debenture may, at the option of the Holder, be converted into shares (the "Conversion Shares') of the Company's Common Stock, $.01 par value per share, at a price per share equal to (i) the lower of $0.29125 or (ii) seventy five percent (75%) of the average of the three (3) lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding the Conversion Date.

         The Company has also agreed, upon the terms and subject to the conditions of the Agreement, to issue to the Agent, for the pro rata benefit of the Purchasers, a Warrant (the "Purchaser's Warrant") to purchase the number of shares of Common Stock (the Purchaser's Warrant Shares") determined by multiplying .25 by the face amount of Debentures being sold at such Closing Date and dividing the resulting figure by $0.39 per share and (ii) to issue to the Agent a Warrant (the "Agent's Warrant") to purchase the number of shares of Common Stock (the "Agent's Warrant Shares") determined by dividing $375,000 by $0.39 per share.

         To induce the Agent to execute and deliver the Purchase Agreement, the Company has agreed, pursuant to the terms and conditions of this Registration Rights Agreement, to provide certain registration rights with respect to the Common Shares, the Conversion Shares and the Warrant Shares.

                                    Agreement

         In consideration of the foregoing, the mutual covenants and conditions set forth in this Registration Rights Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to become legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         As used in this Registration Rights Agreement, the following terms shall have the following respective meanings:

         "Agent" shall mean Thomson Kernaghan and Co. Limited.

         "Agent's Warrant" shall have the meaning ascribed to such term in the Preliminary Statements to this Registration Rights Agreement.

         "Agent's Warrant Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Registration Rights Agreement.

         "Agreement" shall have the meaning ascribed to such term in the introductory paragraph of this Registration Rights Agreement.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Registration Rights Agreement.

         "Company" shall mean United States Antimony Corporation.

         "Conversion Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Registration Rights Agreement.

         "Debentures" shall have the meaning ascribed to such term in the Preliminary Statements to this Registration Rights Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

         "Effective Date" shall have the meaning ascribed to such term in the Preliminary Statements to this Registration Rights Agreement.

         "Filing Deadline" shall have the meaning ascribed to such term in
Section 2.1 of this Registration Rights Agreement.

         "Holder" or "Holders" shall mean (a) each Purchaser, to the extent that the Purchaser holds Registrable Securities, (b) the Agent, to the extent that the Agent holds Registrable Securities, and (c) any Person holding Registrable Securities as a transferee of a Purchaser or the Agent (directly or indirectly, including subsequent transfers).

         "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing with the Commission one or more registration statements covering Registrable Securities in compliance with the Securities Act that is declared or ordered effective by the Commission.

         "Registrable Securities" shall mean the Conversion Shares, the Purchaser's Warrant Shares and the Agent's Warrant Shares, and any shares of capital stock issued or issuable with respect to the Securities, the Purchaser's Warrant Shares or the Agent's Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event; provided, however, that such securities shall cease to be Registrable Securities when (a) a registration statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to the registration statement, (b) such securities are distributed to the public pursuant to Rule 144(k) (or any successor provisions) promulgated under the Securities Act or (c) such securities shall have ceased to be outstanding.

         "Registration Deadline" shall have the meaning ascribed to such term in
Section 2.1 of this Registration Rights Agreement.

         "Registration Expenses" shall mean all expenses incurred in order to comply with Article II hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one (1) counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding the compensation of regular employees of the Company (which shall be paid in any event by the Company) and excluding Selling Expenses.

         "Registration Rights Agreement" shall mean this Amended and Restated Registration Rights Agreement, made and entered into as of July 11, 2000, by and between the Company and the Agent.

         "Restricted Securities" shall mean Registrable Securities that are "restricted securities" as defined in Rule 144 under the Securities Act.

         "Securities" shall mean the Debentures, the Warrants, the Conversion Shares and the Warrant Shares.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions incurred in connection with the sale of securities pursuant to a registration effected hereunder.

         "Warrant Shares" shall mean the Purchaser's Warrant Shares and the Agent's Warrant Shares.

         Capitalized terms used in this Registration Rights Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

                                   ARTICLE II
                               REGISTRATION RIGHTS

2.1     Mandatory Registration.
         ----------------------
(a) The Company shall prepare and file with the Commission within sixty (60) days from the Initial Closing Date (the "Filing Deadline") a registration statement (the "Registration Statement") on Form S-3, if the Company is eligible to use that form, otherwise on Form SB-2 or Form S-1, covering the resale of all of the Registrable Securities. The Registration Statement shall initially register for resale the lesser of the number of authorized, unissued and unreserved shares of Common Stock or the sum of 150% of the Conversion Shares, calculated by assuming that the Initial Closing Date is the Conversion Date, plus 100% of the Warrant Shares. The Company shall use its best efforts, including calling shareholders' meetings for such purpose, to ensure that it has sufficient shares of authorized, unissued and reserved Common Stock available to register all of the Registrable Securities. The Company shall use its best efforts to have the registration statement declared effective by the Commission within one hundred and twenty (120) days after the Closing Date (the "Registration Deadline") as to the number of Registrable Securities then authorized, unissued and unreserved. The Company shall permit the registration statement to become effective within five (5) business days after receipt of a "no review" notice from the Commission. The Company shall amend the registration statement to include additional Registrable Securities promptly following authorization of additional shares of Common Stock pursuant to the Agreement, and shall keep the registration statement current and effective for a period of at least ninety (90) days after (x) all of the Debentures shall have been converted into Conversion Shares or paid and (y) the Agent's Warrant and the Agent's Warrant shall have been fully exercised or expired.

(b) If the Company has not filed a Registration Statement with respect to the number of then authorized, unissued and unreserved Registrable Securities by the Filing Deadline, the Company shall pay the Agent liquidated damages per day equal to two percent (2%) per month of the unpaid principal amount of all issued Debentures outstanding on the date of such Filing Deadline plus two percent (2%) per month of the aggregate exercise price of all issued Purchaser's Warrants and Agent's Warrants, for each day after the Filing Deadline until the Company files a Registration Statement.

(c) If a Registration Statement with respect to the Registrable Securities is not effective on any day after the Registration Deadline, the Company shall pay the Agent liquidated damages per day equal to two percent (2%) per month of the unpaid principal amount of all issued Debentures outstanding on the date of such Registration Deadline, plus two percent (2%) per month of the aggregate exercise price of all issued Purchasers' Warrants and Agent's Warrants, for each day after the Registration Deadline that the Registration Statement is not effective. Company and Agent acknowledge that the Registration Statement was not effective on or before the Registration Deadline but disagree on which party is at fault for the delay. In full compromise and settlement of this dispute, Company hired special securities counsel recommended by Agent to assist Company in completing the registration process and Agent agreed on behalf of the Purchasers to accept, in full satisfaction of any and all penalty due under this
Section 2.1(c), $70,000 in the form of 240,343 shares of Company's common stock at $0.29125 per share.

2.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1 shall be borne by the Company; and all Selling Expenses in connection with such registration, qualification or compliance shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

2.3 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Article II, the Company will keep the Agent advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

(a) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(b) furnish to the Agent such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirement of the Securities Act, and such other documents as the Agent may reasonably request (including a conformed copy of the registration statement filed with the Commission and any amendments thereto and an original executed underwriting agreement entered into in connection with such registration) in order to facilitate the disposition of Registrable Securities owned by the Holders;

(c) use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of one jurisdiction as shall be reasonably requested by the Agent, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter(s) of such offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement;

(e) notify the Agent at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

(f)furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Article II, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with registration pursuant to this Article II, if such securities are being sold through underwriters, or on the date that the registration statement with respect to such securities becomes effective, if such securities are not being sold through underwriters, (i) a copy of any opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters of the Company, and (ii) a copy of any letter, dated such date, from the independent accountants of the Company, addressed to the underwriters of the Company.

         Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (f) of this Section 2.3, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of a supplemented or amended prospectus and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense), all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that was in effect prior to such amendment or supplement. In the event the Company shall give any such notice, the period set forth in clause (a) of this Section 2.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 2.3 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of a supplemented or amended prospectus.

2.4 Indemnification.

(a) The Company will indemnify each Holder, each Holder's officers, directors and partners, and each Person controlling such Holder (collectively, "Holder's Parties"), participating in any registration, qualification, or compliance effected pursuant to this Article II with respect to Registrable Securities held by such Holder and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder's Parties each such underwriter, and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to the Company by such Holder's Parties or underwriter or Person controlling such underwriter specifically for use in the preparation thereof.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, severally and not jointly, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company securities covered by such a registration statement, and each Person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, Persons, underwriters or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with the written information furnished to the Company by such Holder specifically for use in the preparation thereof, or (ii) any violation by any such Holder of any federal, state or common law rule or regulation applicable to such Holder in connection with the distribution of securities pursuant to a registration statement, and will reimburse the Company, such directors, officers, Persons, underwriters or control Persons for any legal any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred; provided, however, that the obligations of each such Holder hereunder shall be limited to an amount equal to the aggregate proceeds received by such Holder in such offering.

(c) Each party entitled to indemnification under this Section 2.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified
Party has received written
notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of one counsel representing the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4, except to the extent such failure to give notice shall materially and adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) (i) If the indemnification provided for in this Section 2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party hereunder shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relevant intent, knowledge, access to information and opportunities to correct or prevent such statement or omission.

                  (ii) The parties agree that it would not be just and equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the claims, losses, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

                  (iii) No Holder that is a seller of Registrable Securities covered by such registration statement or Person controlling such seller other than the Company shall be obligated to make contribution hereunder that in the aggregate exceeds the total public offering price of the Registrable Securities sold by such Holder, less the aggregate amount of any damages that such Holder and its controlling Persons have otherwise been required to pay pursuant to this Section 2.4. The obligations of such Holders to contribute are several in proportion to their respective ownership of the securities covered by such registration statement and not joint.

                  (iv) The indemnity and contribution provided herein shall be in addition to, and not in lieu of, any other liability that one party may have to another.

2.5 Information by Holder. Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article II.

2.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

(a) use its best efforts to facilitate the sale of the Restricted Securities to the public without registration under the Securities Act, pursuant to Rule 144 under the Securities Act;

(b) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public;

(c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(d) so long as a Holder owns any Restricted Securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the public information requirements of said Rule 144, and the reporting requirements of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.7 Transfer of Registration Rights. The rights granted under this Article II may be assigned or otherwise conveyed by any Holder of Registrable Securities to any transferee, subject to compliance with all applicable securities laws and regulations.

2.8 Certain Limitations in Connection with Future Grants of Registration Rights. From and after the date of this Registration Rights Agreement, without the prior written consent of the Holders of a majority of the Registrable Securities, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights that would be superior to those granted to Holders pursuant to Section 2.1.

2.9 Restrictions on Market Manipulation. In the event any shares of Common Stock are offered or sold by any Holder in a registration, each such Holder will:

(a) advise the Company in writing of any offer, sale or other disposition by it of any Common Stock in any manner other than as set forth in the registration statement or any prospectus included therein on or for the 30-day period prior to the filing of such registration statement until the distribution under the registration statement has been completed;

(b) not effect any stabilization activity in connection with the Company's Common Stock;

(c) not bid or purchase, for any account in which it has a beneficial interest, any Common Stock except as may be permitted pursuant to Rule 10b-6 under the Exchange Act (if applicable);

(d) not until it has sold all of such shares of Common Stock, attempt to induce any Person to purchase any Common Stock except as may be permitted pursuant to Rule 10b-6; and

(e) not until it has sold all such shares of Common Stock, pay any compensation for soliciting another to purchase any securities of the Company, except as may be permitted pursuant to Rule 10b-6.


                                   ARTICLE III
                                  MISCELLANEOUS

3.1 Governing Law; Jurisdiction and Venue. This Registration Rights Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario, Canada; provided, however, that if any provision of this Registration Rights Agreement is unenforceable under the laws of the Province of Ontario , but is enforceable under the laws of the State of Montana, then such provision shall be governed by and interpreted in accordance with the laws of the State of Montana. The parties agree that the courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Registration Rights Agreement or any other Transaction Document. The parties hereby irrevocably consent to such jurisdiction and venue, and hereby irrevocably waive any claim of forum non conveniens or right to change venue.

3.2 Successors and Assignees. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assignees, heirs, executors and administrators (as the case may be) of the parties hereto.

3.3 Entire Agreement. This Registration Rights Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supercedes all oral statements and prior writings with respect thereto, including (without limitation) the registration rights agreement executed and delivered on July 25, 2000.

3.4 Notices, etc. All notices given under this Registration Rights Agreement and under the other Transaction Documents shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second Trading Day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

         If to the Agent or the Escrow Holder:                     If to the Company:
     Thomson Kernaghan and Co. Ltd.                                United States Antimony Corporation
     365 Bay Street                                                1250 Prospect Creek, P.O. Box 643
     Toronto, Ontario M5H 2V2                                      Thompson Falls, Montana 59873-0643
     Attention: Ms. Michelle McKinnon                              Attention: John Lawrence, President and CEO
     Facsimile No. (416) 860-6355                                  Facsimile No. (406) 827-3523

              If to the Purchasers                                 With a copy (that does not constitute
     c/o Thomson Kernaghan and Co. Ltd.                            notice) to:
     as Agent                                                      Hawley Troxell Ennis and Hawley LLP
     365 Bay Street                                                Attn: Gary D. Babbitt
     Toronto, Ontario M5H 2V2                                      P.O. Box 1617
     Attention: Ms. Michelle McKinnon                              Boise, Idaho 83701
     Facsimile No. (416) 860-6355                                  Facsimile No. (203) 342-3829

     In   either case, with a copy (that does not constitute notice) to:
     John M. Mann
     Attorney at Law
     1330 Post Oak Boulevard, Suite 2800
     Houston, Texas 77056-3060
     Facsimile No. (713) 622-7185

3.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Registration Rights Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein or of or in any similar breach or default thereunder occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Registration Rights Agreement or any waiver on the part of any Holder of any provisions or conditions of this Registration Rights Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Registration Rights Agreement or by law or otherwise afforded to any Holder shall be cumulative and not alternative.

3.6 Counterparts. This Registration Rights Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

3.7 Severability. In the event any provision of this Registration Rights Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

3.8 Amendments. The provisions of this Registration Rights
Agreement may be amended at any time and from time to time, and particular provisions of this Registration Rights Agreement may be waived, with and only with, an agreement or consent in writing signed by the Company and by the Holders of a majority of the Registrable Securities voting as a single class.

         The parties have executed this Registration Rights Agreement as of the date first written above.

The Agent:                                                         The Company:
THOMSON KERNAGHAN and CO. LTD.                                       UNITED STATES ANTIMONY CORPORATION


By                                                                 By
   --------------------------------------------------                 -----------------------------------
Name                                                               Name
     ------------------------------------------------                 -----------------------------------
Title                                                              Title
      -----------------------------------------------                 -----------------------------------
Date signed                                                        Date signed
            -----------------------------------------                 -----------------------------------




                              AMENDED AND RESTATED
                                Escrow Agreement

Section 1.       Parties

1.1 This Amended and Restated Escrow Agreement ("Escrow Agreement") is made and entered into the _____ day of __________, 2001 but is retroactively effective as of July 11, 2000 (the "Effective Date"), by and between United States Antimony Corporation (the "Company") and Thomson Kernaghan and Co.Limited as escrow holder (the "Escrow Holder").

Section 2.       Recitals

2.1 This Escrow Agreement is made with reference to the following facts and circumstances:

(a) The Company and Thomson Jernigan and Co.Limited, as Agent, are entering into an Amended and Restated Agreement effective as of July 11, 2000 (the "Agreement"), pursuant to which the Company will issue to the Agent up to an aggregate of US$1,500,000 of debentures (the "Debentures"). The Debentures are convertible, at the option of the holder or holders thereof, into shares of the Company's common stock, $0.01 par value ("Common Stock"). Under the terms of the Agreement, the Company has agreed to issue and deliver to the Agent a Purchaser's Warrant and an Agent's Warrant (collectively, the "Warrants"). The shares of Common Stock into which the Debentures are convertible are referred to as the "Conversion Shares." The shares of Common Stock underlying the Warrants are referred to as the "Warrant Shares." The Conversion Shares and the Warrant Shares are issuable in such amounts and upon the terms set forth in the Agreement. Capitalized terms used but not defined in this Escrow Agreement shall have the meanings ascribed to them in the Agreement.

(b) Under the terms of an Amended and Restated Registration Rights Agreement effective as of July 11, 2000 between the Company and the Agent, the Company has agreed to file a registration statement (the "Registration Statement") under the United States Securities Act of 1933 as amended (the "Securities Act"), for the purpose of registering the resale of the Conversion Shares and the Warrant Shares.

(c) Under the terms of the Agreement, the Company has agreed to execute this Escrow Agreement with the Escrow Holder, to issue certificates for the Conversion Shares (the "Conversion Shares Certificates") and the Warrant Shares (the "Warrant Shares Certificates"), registered in the name of the Escrow Holder, and to deliver those certificates to the Escrow Holder pursuant to the terms of this Escrow Agreement.

2.2 In consideration of the premises, and in order to establish the escrow for the Conversion Shares and the Warrant Shares required by the Agreement, the Company is entering into this Escrow Agreement with the Escrow Holder.

Section 3. Escrow

3.1 Contemporaneously with the execution of this Escrow
Agreement, the Company shall issue and deliver to the Escrow Holder, to the extent that the Company has authorized shares available, a certificate for the Conversion Shares and Warrant Shares underlying the Initial Debentures and the Warrants. Prior to any additional sale of Debentures, the Company shall have obtained its shareholders' consent to authorize, and shall have delivered to the Escrow Holder, all of the Conversion Shares and Warrant Shares required by the Agreement. Prior to each additional sale of Debentures, the Company shall, if necessary, issue and deliver to the Escrow Holder a certificate for such additional Conversion Shares as may be necessary to ensure that the appropriate number of Conversion Shares underlying the Debentures have been issued and delivered to the Escrow Holder.

3.2 All certificates for Conversion Shares and
Warrant Shares delivered to the Escrow Holder shall be registered in the name of Thomson Kernaghan and Co. Ltd.. Until such time as the registration statement covering the Conversion Shares and the Warrant shares is effective, the certificates shall bear a legend indicating that they have been issued in a transaction that is exempt from the registration requirements of the Securities Act, and may not be transferred except pursuant to registration under the Securities Act or an exemption from such registration. Except for such legend, the Common Stock underlying the Purchasers' Warrants and the Agent's Warrant shall be free and clear of any legends, liens, claims, stop orders or other restrictions.

3.3 Not later than the third Business Day following the effective date of the Registration Statement, the Company shall cause the Common Stock underlying the Purchasers' Warrants and the Agent's Warrant to be registered in Agent's street name, in DTC form, free and clear of any legends, liens, claims, stop orders or other restrictions.

3.4 All Conversion Shares and Warrant Shares deposited by the Company after the effective date of the Registration Statement shall be registered in the street name of Thomson Kernaghan and Co. Ltd., in DTC form, free and clear of any legends, liens, claims, stop orders or other restrictions.

Section 4.       Release of Conversion Shares and Warrant Shares

4.1 Upon receipt of a Conversion Notice, the Escrow Holder shall promptly (and in any event within three business days) release the number of Conversion Shares specified in the Conversion Notice to the person specified therein. If all of the unpaid principal of and interest on the Debenture is being converted; then the Escrow Holder shall endorse the Debenture as paid in full, and transmit the Debenture, so endorsed, and the Conversion Notice, to the Company. If the conversion is for less than all of the unpaid principal of and interest on the Debenture, the Escrow Holder shall endorse upon the Debenture the amount of principal thereof and interest thereon that is being converted, and transmit a copy of the Debenture, so endorsed, and the Conversion Notice, to the Company.

4.2 Upon receipt of a Warrant, together with an executed Purchase Form and the Exercise Price for the number of Warrant Shares specified therein, the Escrow Holder shall promptly (and in any event within three business days (i) release the number of Warrant Shares specified in the Purchase Form to the person specified therein; (ii) transmit a copy of the Warrant and Purchase Form to the Company; and (ii) disburse the Exercise Price for such Warrant Shares to the Company, either by check or wire transfer as the Company shall specify by written instructions to the Escrow Holder. Promptly upon the written request of the Escrow Holder, the Company shall issue replacement Warrants and deliver them to the Escrow Holder, upon any partial exercise of a Warrant ,or upon the transfer of a Warrant or any interest therein.

Section 5.       Termination and Resignation

5.1 This Escrow Agreement, unless sooner terminated, shall terminate on the date on which all of the Debentures have been redeemed or converted, and all of the Warrants have been exercised or expired.

5.2 The Escrow Holder may resign as such at any time, without liability therefor, by giving the Company and the Agent not less than 10 days prior written notice of its election to do so. In the event of the Escrow Holder's resignation, the Company shall promptly appoint a successor Escrow Holder acceptable to the Agent.

Section 6.       Limitation on the Escrow Holder's Liability; Indemnification

6.1 The Escrow Holder shall not be liable to the Company, to any Debenture holder, to any Warrant holder, or to any other person or entity for any action taken or omitted by it, except for the Escrow Holder's own gross negligence or willful misconduct. Without limiting the generality of the foregoing:

(a) The Escrow Holder may rely upon, and shall be protected in acting or refraining from acting in reliance upon, any notice, certificate, instrument, request, paper or other document believed by it to be genuine and made, sent, signed or presented by the Company, any Debenture holder, any Warrant holder, or any other person or entity.

(b) The Escrow Holder shall not be responsible or liable for the genuineness, validity or sufficiency of any Debenture, Warrant, stock certificate, notice or other instrument delivered to it, including without limitation the genuineness of any signature thereon, or of the identity or authority of any person executing or delivering the same.

6.2 The Escrow Holder shall not be obligated to take any action to defend or enforce this Escrow Agreement, or to appear in, prosecute or defend any action or legal proceeding, or to file any income or other tax return that, in the Escrow Holder's opinion, would or might involve any cost, expense, loss or liability, unless, and as often as required by it, the Company shall furnish it with security and indemnity satisfactory to it against all such cost, expense, loss and liability.

6.3 The Escrow Holder shall not be responsible for the validity or enforceability of any provision of this Escrow Agreement, or for the execution thereof by the Company, or for the truth or accuracy of any recitals or other statements of fact contained in this Escrow Agreement.

6.4 The Escrow Holder is not, and shall not be deemed for any purpose to be, a fiduciary under this Escrow Agreement or otherwise, for the Company, for any Debenture holder, for any Warrant holder, or for any other person or entity.

6.5 Except for matters for which the Escrow Holder is liable to the Company under paragraph 6.1 of this Escrow Agreement, the Company hereby agrees to defend and indemnify the Escrow Holder and its shareholders, directors, officers, employees and agents, and to hold each of them harmless from and against any and all judgments, awards, orders, damages, claims, demands, liability, penalties, costs, and expenses (including attorney fees and court or arbitration costs) of any nature whatsoever, directly or indirectly arising out of or relating to this Escrow Agreement, or any act or omission of the Escrow Holder hereunder. This indemnity shall survive termination of this Escrow Agreement.

Section 7.       Miscellaneous Provisions

7.1 No amendment, modification, termination, or waiver of any provision of this Escrow Agreement, nor consent to any departure by the Company from any of its provisions, shall in any event be effective unless the same shall be in writing and signed by the Escrow Holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

7.2 All notices given under this Escrow Agreement shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

If to the Agent or Escrow Holder:                          If to the Company:
     Thomson Kernaghan and Co. Ltd.                               United States Antimony Corporation
     365 Bay Street                                             1250 Prospect Creek, P.O. Box 643
     Toronto, Ontario M5H 2V2                                   Thompson Falls, Montana 59873-0643
     Attention: Mark E. Valentine, Chairman                     Attention: John Lawrence, President and CEO
     Facsimile No. (416)  860-6140                              Facsimile No. (406) 827-3523

With a copy (that does not constitute notice) to:          With a copy (that does not constitute notice) to:
     John M. Mann                                               Hawley Troxell Ennis and Hawley LLP
     Attorney at Law                                            Attorneys and Counselors
     1330 Post Oak Boulevard, Suite 2800                        877 Main Street, Suite 1000
     Houston, Texas 77056-3060                                  Boise, Idaho 83 702
     Facsimile No. (713) 622-7185                               Attention: Gary D. Babbitt

7.3 No failure or delay on the part of the Escrow Holder in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

7.4 This Escrow Agreement
shall be binding upon and inure to the benefit of the Company and the Escrow Holder, and their respective successors and assigns, except that the Company may not assign or transfer any of its r rights under this Escrow Agreement without the prior written consent of the Escrow Holder.

7.5 The Company agrees to pay on demand all costs and expenses incurred by the Escrow Holder in connection with the preparation, execution, delivery, filing, and administration of this Escrow Agreement, and of any amendment, modification, or supplement hereto, including, without limitation, the fees and out-of-pocket expenses of counsel for the Escrow Holder incurred in connection with advising the Escrow Holder as to its rights and responsibilities hereunder. The Company also agrees to pay all such costs and expenses, including court costs, incurred in connection with enforcement of this Escrow Agreement, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the issuance, transfer and deliver of any Warrant or Warrant Shares, and agrees to hold the Escrow Holder harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. This provision shall survive termination of this Escrow Agreement.

7.6This Escrow Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario, Canada; provided, however, if any provision of this Escrow Agreement is unenforceable under Ontario law, but is enforceable under the laws of the U.S. State of Montana, then Montana law shall govern the construction and enforcement of that provision.

7.7 The parties agree that the
courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Agreement or any other Transaction Document. The parties hereby irrevocably consent to such jurisdiction and venue, and hereby irrevocably waive any claim of forum non conveniens or right to change such venue.

7.8 This Escrow Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supercedes all oral statements and prior writings with respect thereto, including (without limitation) the escrow agreement executed and delivered on July 25, 2000.

         IN WITNESS WHEREOF, the Company and the Escrow Holder have executed this Escrow Agreement as of the Effective Date.

The Escrow Holder:                                            The  Company:
THOMSON KERNAGHAN and CO. LIMITED                               UNITED STATES ANTIMONY CORPORATION


By _________________________________                          By _________________________________
Name ______________________________                           Name ______________________________
Title _______________________________                         Title _______________________________
Date signed _________________________                         Date signed _________________________




This Debenture, and the securities issuable upon the conversion hereof (collectively, the "Securities"), have not been registered under the U.S. Securities Act of 1933, as amended (the "Act"), nor have they been registered or qualified under the securities laws of any U.S. state or territory. This Debenture is being offered and sold pursuant to Regulation S of the U.S. Securities and Exchange Commission under the Act. The Securities, are "restricted securities" and may not be offered or sold in the United States or to a U.S. Person (as defined in Regulation S) unless pursuant to an effective registration statement under the Act, or pursuant to Regulation S, or pursuant to other available exemptions from the registration requirements of the Act. A Holder of any of the Securities may not engage in hedging transaction with regard to such securities unless in compliance with the Act.

US $600,000.00                                                Debenture No. TK1
                                                         (Amended and Restated)


                       UNITED STATES ANTIMONY CORPORATION

                   10% Convertible Debenture Due June 30, 2002


         THIS DEBENTURE is one of a duly authorized issue of up to US$1,500,000 of 10% Convertible Debentures due June 30, 2002 (the "Debentures"), of United States Antimony Corporation (the "Company"), a corporation duly organized and existing under the laws of the State of Montana, designated as its 10% Convertible Debentures due June 30, 2002. This Debenture is issued pursuant to the Amended and Restated Agreement (the "Agreement") entered into effective as of July 11, 2000, among the Company, the Purchasers named therein, and Thomson Kernaghan and Co. Limited, individually and as Agent (the" Agent"). Capitalized terms not defined in this Debenture shall have the meanings ascribed to them in the Agreement.

         FOR VALUE RECEIVED, the Company promises to pay to the order of Thomson Kernaghan and Co., Limited, as Nominee, or other registered holder hereof (collectively, the "Holder"), the principal sum of Six Hundred Thousand Dollars and No Cents in lawful currency of the United States of America (US $600,000.00) on June 30, 2002 (the "Maturity Date"), and to pay interest on the principal sum outstanding from time to time on the Maturity Date at the rate of Ten Percent (10%) per year accruing from the date of initial issuance. Subject to the provisions of paragraph 4 below, the principal of and interest on this Debenture are payable at the option of the Holder, in shares of the Company's Common Stock ("Common Stock"). The Company will pay the principal of and interest upon this Debenture to the Holder in immediately available funds, in care of the Agent, at the Agent's address, 365 Bay Street, Tenth Floor, Toronto, Ontario M5H 2V2, Canada, or at such other address as the Agent shall designate by written notice to the Company. The delivery of such funds to the Agent shall constitute a payment and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such payment.

         This Debenture is subject to the following additional provisions:

        1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

        2. This Debenture may be transferred only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and other applicable state and foreign securities laws, pursuant to registration thereunder or exemption therefrom. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

       3. The Company is obligated to register the shares of Common Stock into which the principal and interest of this Debenture are convertible pursuant to an Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement") entered into as of the Effective Date, among the Company, the Holder, other holders of Debentures and the Agent.

4. The Holder is entitled, at its option, to convert at any time and from time to time beginning on the thirty-first (31st) day after the date hereof, all or any part of the principal amount of the Debenture, plus accrued interest, into shares of Common Stock ("Conversion Shares"). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of Conversion Shares issuable shall be rounded to the nearest whole share. The price per share of Common Stock into which the principal of and interest on this Debenture is convertible (the "Conversion Price") shall be the lower of
(i) $0.29125 or (ii)
seventy-five percent (75%) of the average of the 3 lowest Closing Bid Prices of the Common Stock quoted by Bloomburg L.P. in the twenty (20) Trading Days immediately preceding the Conversion Date. The Holder may exercise its right to convert this Debenture by telecopying an executed and completed Notice of Conversion in the form annexed hereto as Exhibit A (a "Notice of Conversion") to the Company and sending the original by mail or overnight delivery service. Each Trading Day on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." Within three Trading Days after a Conversion Date, the Company will transmit, or instruct its transfer agent to transmit, the certificates representing the Conversion Shares issuable upon conversion of this Debenture to the Holder by express overnight courier or by electronic transfer. If the Company fails to deliver the Conversion Shares within such three Trading Day period, the Holder shall be entitled to revoke the Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. Notices of Conversion and any other notices given under this Debenture shall be delivered as follows:

              If to the Holder:                                             If to the Company:
     c/o Thomson Kernaghan and Co. Ltd.                                 United States Antimony Corporation
     365 Bay Street, Tenth Floor                                        1250 Prospect Creek, P.O. Box 643
     Toronto, Ontario M5H 2V2                                           Thompson Falls, Montana 59873-0643
     Attention: Ms. Michelle McKinnon                                   Attention: John Lawrence, President and CEO
     Facsimile No. (416) 860-6355                                       Facsimile No. (406) 827-3523

         or to such other address as the Holder may specify.

         If the Company does not deliver the Conversion Shares to the Escrow Holder prior to the expiration of five Trading Days after the Holder sends a Notice of Conversion, the, in addition to all other remedies the Holder may have, the Company shall pay to the Holder, on demand and in immediately available funds, as liquidated damages for such failure and not as a penalty, the amounts stated in the following schedule, which liquidated damages shall begin to accrue on the sixth Trading Day after the Conversion Date.

                                                                         Late Payment For Each $10,000
                  No. Business Days Late                                of the Debenture Being Converted
                             1                                                  $100
                             2                                                  $200
                             3                                                  $300
                             4                                                  $400
                             5                                                  $500
                            >5                                                  $500 + $200  for each  Business  Day
                                                                                Late   beyond   5  days   from   the
                                                                                Delivery Date

         Nothing in this Debenture shall limit the holder's right to seek specific performance of the Company's obligations hereunder and other remedies and damages for the Company's actions or inactions resulting in the transfer agent's failure to issue and deliver the Common Stock to the holder. The Company shall not be liable for any damages resulting from the Escrow Holder's failure to deliver Warrant Shares to the Holder.

       5. Any provision in this Debenture or any other document to the contrary not withstanding, the Holder shall not have the right or power to convert this Debenture into Common Stock, either in whole or in part, and any attempt to do so shall be void, if, after having given effect to such conversion, the Holder shall be or shall be deemed to be the beneficial owner of more than 9.9% of the then outstanding Common Stock within the meaning or for the purposes of Section 13(d) or 13(g) of the U.S. Securities Exchange Act of 1934, as amended, or as the term "beneficial owner" is defined in Rule 13d-3 of the U.S. Securities and Exchange Commission or otherwise. Any attempt to convert this Debenture into Common Stock shall also be ineffective to the extent that the Company does not have sufficient authorized, unissued and unreserved shares of Common Stock to effectuate the conversion.

6. No provision of this
Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on, this Debenture at the time, place and rate, and in the coin or currency herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

7. So long as any of the principal of or interest on this Debenture remains unpaid or unconverted, the Company shall not (i) merge or consolidate with any other entity; (ii) sell or otherwise dispose of a material portion of its assets (other than in the ordinary course of business); (iii) pay any dividend on its shares (including any dividend payable in Common Stock or other property); (iv) subdivide, split or otherwise increase the number of shares of Common Stock; or (v) issue any Common Stock or other equity securities, or any other stock, option, warrant, right or other instrument that is convertible into or exercisable or exchangeable for Common Stock or other equity securities, except for (a) securities of a Subsidiary that are issued to the Company; and
(b) securities sold and options granted to directors, officers and employees of the Company pursuant to bona fide employee benefit plans; provided, however, that the Company may issue such securities enumerated in this clause (v) with the prior written consent of the Holder, which consent the Holder agrees not to unreasonably withhold.

8.       The following constitute an "Event of Default":

(a) The Company shall default in the payment of principal or interest on this Debenture; or

(b) Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or any other Transaction Document shall be false or misleading in any material respect at the time made; or

(c) The Company shall fail to timely
perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture or any other Transaction Document; or

(d) The Company shall fail to
deliver conversion Shares to the Escrow Holder as provided for in this Debenture or in the Escrow Agreement.

         Then, or at any time thereafter, and in each and every case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

9. This Debenture shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada, provided however, that if any provision of this Debenture is unenforceable under the laws of Ontario but is enforceable under the laws of the U.S. State of Montana, then that provision shall be governed by and construed in accordance with the laws the State of Montana. The courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Debenture. The Company and the Holder irrevocably consent to such jurisdiction and venue, and irrevocably waive any claim of forum non conveniens or right to change venue. The prevailing party in any action or proceeding to enforce or construe this Debenture is entitled to recover reasonable attorney's fees.

10. This Debenture is issued in
substitution for that certain Debenture signed by Company on July 20, 2000 (the "Superceded Debenture") and replaces the Superceded Debenture in its entirety. Holder's acceptance of delivery of this Debenture shall automatically effectuate the cancellation of the Superceded Debenture, which shall thereafter have no further force or effect, without the necessity of further action by either Holder or Company. Nevertheless, Holder shall return the Superceded Debenture to Company.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

                                             UNITED STATES ANTIMONY CORPORATION


                                              By-------------------------------
                                              Name-----------------------------
                                              Title----------------------------

Dated:------------------------------







                                   EXHIBIT "A"

                              NOTICE OF CONVERSION

    (To be executed by the Registered Holder in order to Convert the Debenture)


         TO:      UNITED STATES ANTIMONY CORPORATION


     The undersigned hereby irrevocably elects to convert $________________ of the principal amount of the above Debenture No. ______ into Shares of Common Stock of United States Antimony Corporation. according to the conditions hereof, as of the date written above.

         Date of Conversion
                            ----------------------------------------------------


         Applicable Conversion Price
                                     -------------------------------------------


         Signature
                   -------------------------------------------------------------


         Name
              ------------------------------------------------------------------


         Address:
              -----------------------------------------------------------------






This Debenture, and the securities issuable upon the conversion hereof (collectively, the "Securities"), have not been registered under the U.S. Securities Act of 1933, as amended (the "Act"), nor have they been registered or qualified under the securities laws of any U.S. state or territory. This Debenture is being offered and sold pursuant to Regulation S of the U.S. Securities and Exchange Commission under the Act. The Securities, are "restricted securities" and may not be offered or sold in the United States or to a U.S. Person (as defined in Regulation S) unless pursuant to an effective registration statement under the Act, or pursuant to Regulation S, or pursuant to other available exemptions from the registration requirements of the Act. A Holder of any of the Securities may not engage in hedging transaction with regard to such securities unless in compliance with the Act.

         US $75,000.00                                         Debenture No. TK2


                       UNITED STATES ANTIMONY CORPORATION

                    10% Convertible Debenture Due June 30, 2002


         THIS DEBENTURE is one of a duly authorized issue of up to US$1,500,000 of 10% Convertible Debentures due June 30, 2002 (the "Debentures"), of United States Antimony Corporation (the "Company"), a corporation duly organized and existing under the laws of the State of Montana, designated as its 10% Convertible Debentures due June 30, 2002. This Debenture is issued pursuant to the Amended and Restated Agreement (the "Agreement") entered into effective as of July 11, 2000, among the Company, the Purchasers named therein, and Thomson Kernaghan and Co. Limited, individually and as Agent (the" Agent"). Capitalized terms not defined in this Debenture shall have the meanings ascribed to them in the Agreement.

         FOR VALUE RECEIVED, the Company promises to pay to the order of Thomson Kernaghan and Co., Limited, as Nominee, or other registered holder hereof (collectively, the "Holder"), the principal sum of Seventy-Five Thousand Dollars and No Cents in lawful currency of the United States of America (US $75,000.00) on June 30, 2002 (the "Maturity Date"), and to pay interest on the principal sum outstanding from time to time on the Maturity Date at the rate of Ten Percent (10%) per year accruing from the date of initial issuance. Subject to the provisions of paragraph 4 below, the principal of and interest on this Debenture are payable at the option of the Holder, in shares of the Company's Common Stock ("Common Stock"). The Company will pay the principal of and interest upon this Debenture to the Holder in immediately available funds, in care of the Agent, at the Agent's address, 365 Bay Street, Tenth Floor, Toronto, Ontario M5H 2V2, Canada, or at such other address as the Agent shall designate by written notice to the Company. The delivery of such funds to the Agent shall constitute a payment and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such payment.

         This Debenture is subject to the following additional provisions:

1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

2. This Debenture may be transferred only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and other applicable state and foreign securities laws, pursuant to registration thereunder or exemption therefrom. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

3. The Company is obligated to register the shares of Common Stock into which the principal and interest of this Debenture are convertible pursuant to an Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement") entered into as of the Effective Date, among the Company, the Holder, other holders of Debentures and the Agent.

4. The Holder is
entitled, at its option, to convert at any time and from time to time beginning on the thirty-first (31st) day after the date hereof, all or any part of the principal amount of the Debenture, plus accrued interest, into shares of Common Stock ("Conversion Shares"). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of Conversion Shares issuable shall be rounded to the nearest whole share. The price per share of Common Stock into which the principal of and interest on this Debenture is convertible (the "Conversion Price") shall be the lower of (i) $0.29125 or (ii) seventy-five percent (75%) of the average of the 3 lowest Closing Bid Prices of the Common Stock quoted by Bloomburg L.P. in the twenty (20) Trading Days immediately preceding the Conversion Date. The Holder may exercise its right to convert this Debenture by telecopying an executed and completed Notice of Conversion in the form annexed hereto as Exhibit A (a "Notice of Conversion") to the Company and sending the original by mail or overnight delivery service. Each Trading Day on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." Within three Trading Days after a Conversion Date, the Company will transmit, or instruct its transfer agent to transmit, the certificates representing the Conversion Shares issuable upon conversion of this Debenture to the Holder by express overnight courier or by electronic transfer. If the Company fails to deliver the Conversion Shares within such three Trading Day period, the Holder shall be entitled to revoke the Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. Notices of Conversion and any other notices given under this Debenture shall be delivered as follows:

              If to the Holder:                                             If to the Company:
     c/o Thomson Kernaghan and Co. Ltd.                                 United States Antimony Corporation
     365 Bay Street, Tenth Floor                                        1250 Prospect Creek, P.O. Box 643
     Toronto, Ontario M5H 2V2                                           Thompson Falls, Montana 59873-0643
     Attention: Ms. Michelle McKinnon                                   Attention: John Lawrence, President and CEO
     Facsimile No. (416) 860-6355                                       Facsimile No. (406) 827-3523

         or to such other address as the Holder may specify.

         If the Company does not deliver the Conversion Shares to the Escrow Holder prior to the expiration of five Trading Days after the Holder sends a Notice of Conversion, the, in addition to all other remedies the Holder may have, the Company shall pay to the Holder, on demand and in immediately available funds, as liquidated damages for such failure and not as a penalty, the amounts stated in the following schedule, which liquidated damages shall begin to accrue on the sixth Trading Day after the Conversion Date.

                                                                         Late Payment For Each $10,000
                  No. Business Days Late                                of the Debenture Being Converted
                             1                                                  $100
                             2                                                  $200
                             3                                                  $300
                             4                                                  $400
                             5                                                  $500
                            >5                                                  $500 + $200  for each  Business  Day
                                                                                Late   beyond   5  days   from   the
                                                                                Delivery Date

         Nothing in this Debenture shall limit the holder's right to seek specific performance of the Company's obligations hereunder and other remedies and damages for the Company's actions or inactions resulting in the transfer agent's failure to issue and deliver the Common Stock to the holder. The Company shall not be liable for any damages resulting from the Escrow Holder's failure to deliver Warrant Shares to the Holder.

5. Any provision in this Debenture or any other document to the contrary not withstanding, the Holder shall not have the right or power to convert this Debenture into Common Stock, either in whole or in part, and any attempt to do so shall be void, if, after having given effect to such conversion, the Holder shall be or shall be deemed to be the beneficial owner of more than 9.9% of the then outstanding Common Stock within the meaning or for the purposes of Section 13(d) or 13(g) of the U.S. Securities Exchange Act of 1934, as amended, or as the term "beneficial owner" is defined in Rule 13d-3 of the U.S. Securities and Exchange Commission or otherwise. Any attempt to convert this Debenture into Common Stock shall also be ineffective to the extent that the Company does not have sufficient authorized, unissued and unreserved shares of Common Stock to effectuate the conversion.

6. No provision of this
Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on, this Debenture at the time, place and rate, and in the coin or currency herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

7. So long as any of the principal of or interest on this Debenture remains unpaid or unconverted, the Company shall not (i) merge or consolidate with any other entity; (ii) sell or otherwise dispose of a material portion of its assets (other than in the ordinary course of business); (iii) pay any dividend on its shares (including any dividend payable in Common Stock or other property); (iv) subdivide, split or otherwise increase the number of shares of Common Stock; or (v) issue any Common Stock or other equity securities, or any other stock, option, warrant, right or other instrument that is convertible into or exercisable or exchangeable for Common Stock or other equity securities, except for (a) securities of a Subsidiary that are issued to the Company; and
(b) securities sold and options granted to directors, officers and employees of the Company pursuant to bona fide employee benefit plans; provided, however, that the Company may issue such securities enumerated in this clause (v) with the prior written consent of the Holder, which consent the Holder agrees not to unreasonably withhold.

8.       The following constitute an "Event of Default":

(a) The Company shall default in the payment of principal or interest on this Debenture; or

(b) Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or any other Transaction Document shall be false or misleading in any material respect at the time made; or

(c) The Company shall fail to timely
perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture or any other Transaction Document; or

(d) The Company shall fail to deliver conversion Shares to the Escrow Holder as provided for in this Debenture or in the Escrow Agreement.

         Then, or at any time thereafter, and in each and every case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

9. This Debenture shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada, provided however, that if any provision of this Debenture is unenforceable under the laws of Ontario but is enforceable under the laws of the U.S. State of Montana, then that provision shall be governed by and construed in accordance with the laws the State of Montana. The courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Debenture. The Company and the Holder irrevocably consent to such jurisdiction and venue, and irrevocably waive any claim of forum non conveniens or right to change venue. The prevailing party in any action or proceeding to enforce or construe this Debenture is entitled to recover reasonable attorney's fees.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

                                              UNITED STATES ANTIMONY CORPORATION


                                              By-------------------------------
                                              Name-----------------------------
                                              Title----------------------------

Date of Issuance:  August 31, 2000




                                   EXHIBIT "A"

                              NOTICE OF CONVERSION

    (To be executed by the Registered Holder in order to Convert the Debenture)


         TO:      UNITED STATES ANTIMONY CORPORATION


     The undersigned hereby irrevocably elects to convert $________________ of the principal amount of the above Debenture No. ______ into Shares of Common Stock of United States Antimony Corporation. according to the conditions hereof, as of the date written above.

         Date of Conversion
                            ---------------------------------------------------


         Applicable Conversion Price
                                     ------------------------------------------


         Signature
                   ------------------------------------------------------------


         Name
              -----------------------------------------------------------------


         Address:
              -----------------------------------------------------------------



                               PURCHASER'S WARRANT

Warrant No. TK1 (Amended and Restated)

THIS WARRANT, AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY U.S. STATE OR TERRITORY. THIS WARRANT IS BEING OFFERED AND SOLD PURSUANT TO REGULATION S OF THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT. THE SECURITIES, ARE "RESTRICTED SECURITIES" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S) UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO REGULATION S, OR PURSUANT TO OTHER AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. A HOLDER OF ANY OF THE SECURITIES MAY NOT ENGAGE IN HEDGING TRANSACTION WITH REGARD TO SUCH SECURITIES UNLESS IN COMPLIANCE WITH THE ACT.

                       UNITED STATES ANTIMONY CORPORATION

                            Warrant for the Purchase
                            of Shares of Common Stock

July 11, 2000                                                     384,615 Shares

         FOR VALUE RECEIVED, United States Antimony Corporation, a Montana corporation (the "Company"), hereby certifies that Thornson Kernaghan and Co. Limited, as Nominee, or other holder hereof (collectively, the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time beginning on the date hereof, and ending at 5:00 pm, Toronto time, on the fifth anniversary of the date hereof (the "Exercise Period") Three Hundred Eighty-Four Thousand Six Hundred Fifteen (384,615) fully paid and nonassessable shares of common stock of the Company, par value $.01 per share (the "Common Stock") at the exercise price of Thirty-Nine Cents (US$.39) per share (the "Exercise Price"). This Warrant is a Purchaser's Warrant described in and is being issued pursuant to an Amended and Restated Agreement (the "Agreement") effective as of July 11, 2000, between the Company and Thomson Kernaghan and Co. Limited (the "Agent"). Capitalized terms not defined in this Warrant shall have the meanings ascribed to them in the Agreement.

         For purposes of this Warrant, "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time. Unless the context requires otherwise all references to Common Stock and Warrant Shares in this Warrant shall, in the event of an adjustment pursuant to
Section 7 hereof, be deemed to refer also to any securities or property then issuable upon exercise of this Warrant as a result of such adjustment.

Section 1.       Exercise of Warrant.

(a) This Warrant may be exercised, as a whole or in part, at any time or from time to time during the Exercise Period or, if such day is not a Trading Day (as defined in the Agreement), then on the next succeeding Trading Day. The Holder may exercise this Warrant by telecopying an executed and completed Notice of Exercise in the form annexed hereto as Exhibit A (a "Notice of Exercise") to the Escrow Holder and the Company, and sending the original by mail or overnight delivery service to the Escrow Holder together with the Exercise Price. Each Trading Day on which a Notice of Exercise is telecopied to the Company in accordance with the provisions hereof shall be deemed an "Exercise Date." Notices given under this Warrant shall be delivered as required by the Escrow Agreement, and also delivered or telecopied as follows:

     If to the Holder or Escrow Holder:                            If to the Company:
     c/o Thomson Kernaghan and Co. Ltd.                                   United States Antimony Corporation
     365 Bay Street, Tenth Floor                                        1250 Prospect Creek, P.O. Box 643
     Toronto, Ontario M5H 2V2                                           Thompson Falls, Montana 59873-0643
     Attention: Ms. Michelle McKinnon                                   Attention: John Lawrence, President and CEO
     Facsimile No. (416) 860-6355                                       Facsimile No. (406) 827-3523

or to such other address as the Holder may specify.

         If the Company has not delivered the Warrant Shares to the Escrow Holder prior to the expiration of five Trading Days after the Holder send a Notice of Exercise, the, in addition to all other remedies the Holder may have, the Company shall pay to the Holder, on demand and in immediately available funds, as liquidated damages for such failure and not as a penalty, the amounts stated in the following schedule, which liquidated damages shall begin to accrue on the sixth Trading Day after the Conversion Date.

                                                              Late Payment For Each $10,000
                           No. Business Days Late             of the Warrant Exercise Price
                                    1                                           $100
                                    2                                           $200
                                    3                                           $300
                                    4                                           $400
                                    5                                           $500
                                    >5                                          $500+$200 for each Business Day Late beyond 5 days
                                                                                from The Delivery Date

         Nothing in this Warrant shall limit the holder's right to seek specific performance of the Company's obligations hereunder and other remedies and damages for the Company's actions or inactions resulting in the transfer agent's failure to issue and deliver the Warrant Shares to the Holder. The Company shall not be liable for any damages resulting from the Escrow Holder's failure to deliver Warrant Shares to the Holder.

(b) The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

(c) Limitation on Right and Power to Exercise. Any provision in this Warrant, the Agreement or any other document to the contrary not withstanding, the Holder shall not have the right or power to exercise this warrant, either in whole or in part, if, and any attempt to do so shall be void, after having given effect to such exercise, the Holder shall be or shall be deemed to be the beneficial owner of 10% or more of the then outstanding Common Stock within the meaning or for the purposes of Section 13(d) or 13(g) of the U.S. Securities Exchange Act of 1934, as amended, or as the term "beneficial owner" is defined in Rule 13d-3 of the U.S. Securities and Exchange Commission or otherwise. Any attempt to exercise the Warrant shall also be ineffective to the extent that the Company does not have sufficient authorized, unissued and unreserved Common Stock to issue the Warrant Shares.

Section 2. Reservation of Shares. Subject to shareholder approval pursuant to Section 10.2.1 of the Agreement, the Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company or other property from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

Section 3. Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this
Section 3, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value (as hereinafter defined) per share of Common Stock multiplied by such fraction computed to the nearest whole cent. For the purposes of any computation under this Warrant, the Current Market Value per share of Common Stock or of any other equity security (herein collectively referred to as a "security") at the date herein specified shall be:

(i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the "Current Market Value" per share of the security shall be determined in good faith by the Board of Directors of the Company, or

(ii) if the security is registered under the Exchange Act, the "Current Market Value" per share of the security shall be deemed to be the average of the daily market prices of the security for the ten (10) consecutive Trading Days immediately preceding the day as of which Current Market Value is being determined or, if the security has been registered under the Exchange Act for less than ten (10) consecutive Trading Days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. The market price for each such Trading Day shall be:

(A) in the case of a security listed or admitted to trading on any securities exchange, the Closing Bid Price on the primary exchange on which the Common Stock is then listed, on such day,

(B) in the case of a security not then listed or admitted to trading on any securities exchange, the Closing Bid Price reported by Bloomburg LP on such day,

(C) in the case of a security not then
listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the reported high bid on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Holder, or if there shall be no bid prices on such day, the high bid price, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported, and

(D) if there are no bid prices reported
during the 10 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

Section 4. Exchange, Transfer, Assignment or Loss of Warrant.

(a) This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent or warrant agent, if any, for other warrants of different denomination, entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares and otherwise carrying the same rights as this Warrant.

(b) This Warrant may be divided or combined by the Holder with other warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent or warrant agent, if any, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or for which it may be exchanged.

(c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

Section 5. Restrictions on Issuance of Securities. So long as this Warrant is outstanding, the Company will not issue, or permit any Subsidiary to issue, any common stock or other equity securities, or any other stock, option, warrant, right or other instrument that is convertible into or exercisable or exchangeable for common stock or other equity securities, except for (i) securities issued pursuant to the Securities Purchase Agreement (which includes Warrant Shares), (ii) securities of a Subsidiary that are issued to the Company; and (iii) securities sold and options granted to directors, officers and employees of the Company pursuant to bona fide employee benefit plans; provided, however, that the Company may issue such securities with the prior written consent of the Holder, which consent the Holder agrees not to unreasonably withhold.

Section 6. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of the Company hereunder and the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 6 shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances. In the event that in connection with any such capital reorganization, or reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 5.

Section 7. Transfer to Comply with the Securities Act. Neither this Warrant nor any of the Warrant Shares may be offered or sold in the United States or to a U.S. Person (as defined in Regulation S) unless pursuant to an effective registration statement under the Act, or pursuant to Regulation S, or pursuant to other available exemptions from the registration requirements of the Act. The Holder of this Warrant or any of the Warrant Shares may not engage in hedging transaction with regard to such securities unless in compliance with the Act.

Section 8. Availability of Information. So long as any of this Warrant remains unexercised and this Warrant has not expired, the Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act, and shall likewise comply with all other applicable public information reporting requirements of the Securities and Exchange Commission (including those required to make available the benefits of Rule 144 under the Securities Act) to which it may from time to time be subject. The Company shall also cooperate with the Holder of this Warrant and the Holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144 or any successor rule under the Securities Act for the sale of this Warrant or the Warrant Shares. The provisions of this Section 8 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise. The Company shall also provide to holders of this Warrant the same information that it provides to holders of its Common Stock.

Section 9. Registration Rights. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant pursuant to an Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement") effective as of the Effective Date, among the Company, the Holder, other holders of Debentures and the Agent.

Section 10. Successors and Assigns. All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

Section 11. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 12. Amendments. This Warrant may not be amended except by the written consent of the Company and the Holder.

Section 13. Notices. All notices given under this Agreement and under the other Transaction Documents shall be in writing, addressed to the parties as set forth below, or to such other address as a party may specify by notice given in accordance with this paragraph and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second Trading Day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

              If to the Holder or Escrow Holder:                            If to the Company:
     c/o Thomson Kernaghan and Co. Ltd.                                   United States Antimony Corporation
     365 Bay Street                                                     1250 Prospect Creek, P.O. Box 643
     Toronto, Ontario M5H 2V2                                           Thompson Falls, Montana 59873-0643
     Attention: Mr. Gregg Badger, Sr. V.P.                              Attention: John Lawrence, President and CEO
     Facsimile No. (416) 860-6352                                       Facsimile No. (406) 827-3523

Section 14. Law Governing; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada, provided however, that if any provision of this Warrant is unenforceable under the laws of Ontario but is enforceable under the laws of the U.S. State of Montana, then that provision shall be governed by and construed in accordance with the laws the State of Montana. The courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Debenture. The Company and the Holder irrevocably consent to such jurisdiction and venue, and irrevocably waive any claim of forum non conveniens or right to change venue. The prevailing party in any action or proceeding to enforce or construe this Warrant is entitled to recover reasonable attorney's fees.

Section 15. Replacement of Superceded Warrant. This Warrant is issued in substitution for that certain Warrant signed by Company on July 20, 2000 ("Superceded Warrant") and replaces the Superceded Warrant in its entirety. Holder's acceptance of delivery of this Warrant shall automatically effectuate the cancellation of the Superceded Warrant, which shall thereafter have no further force or effect, without the necessity of further action by either Holder or Company. Nevertheless, Holder shall return the Superceded Warrant to Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed the _____ day of ___________, 2001.

                                              UNITED STATES ANTIMONY CORPORATION


                                                    By
                                                       ------------------------
                                                       President and CEO

                                                     Date Signed
                                                        -----------------------







                               NOTICE OF EXERCISE

To:  United States Antimony Corporation:

         The undersigned irrevocably exercises this Warrant for the purchase of ____________________ shares (subject to adjustment) of Common Stock of United States Antimony Corporation (the "Company"): for this Warrant and agrees to make payment of $____________________ (the "Exercise Price") through the following method:

                  such payment of the Exercise Price being in cash or by certified or official bank check payable to the order of the Company all at the Exercise Price and on the terms and conditions specified in this Warrant, and directs that the shares of Common Stock deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

The undersigned represents, warrants and certifies to the Company that the undersigned is not a U.S. Person (as defined in SEC Rule 902(k)), and that this Warrant is not being exercised on behalf of a U.S. Person.

Date:  ________________, _______

--------------------------------------------------------------
(Signature of Owner)1

--------------------------------------------------------------
(Street Address)

---------------------------------------------------------------
(City)            (State or Province)         (Postal Code)

---------------------------------------------------------------
(Country)


--------
1 The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.






Securities and/or check to be issued to:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Name:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Street Address:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

City, State and Zip Code:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Any unexercised part of the Warrant evidenced by the within Warrant to be issued to:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Name:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Street Address:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

City, State and Zip Code:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------







                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED the undersigned registered holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any part of the Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

-------------------------------- --------------------------------------- --------------------- ---------------------
                                                                          Social Security or   Number of Shares of
                                                                          Other Identifying        Common Stock
       Name of Assignee                   Address of Assignee             Number of Assignee   Assigned to Assignee
-------------------------------- --------------------------------------- --------------------- ---------------------
-------------------------------- --------------------------------------- --------------------- ---------------------


-------------------------------- --------------------------------------- --------------------- ---------------------
-------------------------------- --------------------------------------- --------------------- ---------------------


-------------------------------- --------------------------------------- --------------------- ---------------------

and does hereby irrevocably constitute and appoint ______________________ as the undersigned's attorney to make such transfer on the books of ______________________ United States Antimony Corporation maintained for that purpose, with full power of substitution in the premises.

Date:  ________________, _______

--------------------------------------------------------------
(Signature of Owner)1

--------------------------------------------------------------
(Street Address)

---------------------------------------------------------------
(City)            (State or Province)         (Postal Code)

---------------------------------------------------------------
(Country)

--------
1 The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                               PURCHASER'S WARRANT

Warrant No. TK3

THIS WARRANT, AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY U.S. STATE OR TERRITORY. THIS WARRANT IS BEING OFFERED AND SOLD PURSUANT TO REGULATION S OF THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT. THE SECURITIES, ARE "RESTRICTED SECURITIES" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S) UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO REGULATION S, OR PURSUANT TO OTHER AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. A HOLDER OF ANY OF THE SECURITIES MAY NOT ENGAGE IN HEDGING TRANSACTION WITH REGARD TO SUCH SECURITIES UNLESS IN COMPLIANCE WITH THE ACT.

                       UNITED STATES ANTIMONY CORPORATION

                            Warrant for the Purchase
                            of Shares of Common Stock

August 31, 2000                                                   48,077 Shares

         FOR VALUE RECEIVED, United States Antimony Corporation, a Montana corporation (the "Company"), hereby certifies that Thornson Kernaghan and Co. Limited, as Nominee, or other holder hereof (collectively, the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time beginning on the date hereof, and ending at 5:00 pm, Toronto time, on the fifth anniversary of the date hereof (the "Exercise Period") Forty-Eight Thousand Seventy-Seven (48,077) fully paid and nonassessable shares of common stock of the Company, par value $.01 per share (the "Common Stock") at the exercise price of Thirty-Nine Cents (US$.39) per share (the "Exercise Price"). This Warrant is a Purchaser's Warrant described in and is being issued pursuant to an Amended and Restated Agreement (the "Agreement") effective as of July 11, 2000, between the Company and Thomson Kernaghan and Co. Limited (the "Agent"). Capitalized terms not defined in this Warrant shall have the meanings ascribed to them in the Agreement.

         For purposes of this Warrant, "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time. Unless the context requires otherwise all references to Common Stock and Warrant Shares in this Warrant shall, in the event of an adjustment pursuant to
Section 7 hereof, be deemed to refer also to any securities or property then issuable upon exercise of this Warrant as a result of such adjustment.

Section 1.       Exercise of Warrant.

(a) This Warrant may be exercised, as a whole or in part, at any time or from time to time during the Exercise Period or, if such day is not a Trading Day (as defined in the Agreement), then on the next succeeding Trading Day. The Holder may exercise this Warrant by telecopying an executed and completed Notice of Exercise in the form annexed hereto as Exhibit A (a "Notice of Exercise") to the Escrow Holder and the Company, and sending the original by mail or overnight delivery service to the Escrow Holder together with the Exercise Price. Each Trading Day on which a Notice of Exercise is telecopied to the Company in accordance with the provisions hereof shall be deemed an "Exercise Date." Notices given under this Warrant shall be delivered as required by the Escrow Agreement, and also delivered or telecopied as follows:

              If to the Holder or Escrow Holder:                            If to the Company:
     c/o Thomson Kernaghan and Co. Ltd.                                   United States Antimony Corporation
     365 Bay Street, Tenth Floor                                        1250 Prospect Creek, P.O. Box 643
     Toronto, Ontario M5H 2V2                                           Thompson Falls, Montana 59873-0643
     Attention: Ms. Michelle McKinnon                                   Attention: John Lawrence, President and CEO
     Facsimile No. (416) 860-6355                                       Facsimile No. (406) 827-3523

or to such other address as the Holder may specify.

         If the Company has not delivered the Warrant Shares to the Escrow Holder prior to the expiration of five Trading Days after the Holder send a Notice of Exercise, the, in addition to all other remedies the Holder may have, the Company shall pay to the Holder, on demand and in immediately available funds, as liquidated damages for such failure and not as a penalty, the amounts stated in the following schedule, which liquidated damages shall begin to accrue on the sixth Trading Day after the Conversion Date.

                                                              Late Payment For Each $10,000
                           No. Business Days Late             of the Warrant Exercise Price
                                    1                                           $100
                                    2                                           $200
                                    3                                           $300
                                    4                                           $400
                                    5                                           $500
                                    >5                                          $500+$200 for each Business Day Late beyond 5 days
                                                                                from The Delivery Date

         Nothing in this Warrant shall limit the holder's right to seek specific performance of the Company's obligations hereunder and other remedies and damages for the Company's actions or inactions resulting in the transfer agent's failure to issue and deliver the Warrant Shares to the Holder. The Company shall not be liable for any damages resulting from the Escrow Holder's failure to deliver Warrant Shares to the Holder.

(b) The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

(c) Limitation on Right and Power to Exercise. Any provision in this Warrant, the Agreement or any other document to the contrary not withstanding, the Holder shall not have the right or power to exercise this warrant, either in whole or in part, if, and any attempt to do so shall be void, after having given effect to such exercise, the Holder shall be or shall be deemed to be the beneficial owner of 10% or more of the then outstanding Common Stock within the meaning or for the purposes of Section 13(d) or 13(g) of the U.S. Securities Exchange Act of 1934, as amended, or as the term "beneficial owner" is defined in Rule 13d-3 of the U.S. Securities and Exchange Commission or otherwise. Any attempt to exercise the Warrant shall also be ineffective to the extent that the Company does not have sufficient authorized, unissued and unreserved Common Stock to issue the Warrant Shares.

Section 2. Reservation of Shares. Subject to shareholder approval pursuant to Section 10.2.1 of the Agreement, the Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company or other property from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

Section 3. Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this
Section 3, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value (as hereinafter defined) per share of Common Stock multiplied by such fraction computed to the nearest whole cent. For the purposes of any computation under this Warrant, the Current Market Value per share of Common Stock or of any other equity security (herein collectively referred to as a "security") at the date herein specified shall be:

(i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the "Current Market Value" per share of the security shall be determined in good faith by the Board of Directors of the Company, or

(ii) if the security is registered under the Exchange Act, the "Current
Market Value" per share of the security shall be deemed to be the average of the daily market prices of the security for the ten (10) consecutive Trading Days immediately preceding the day as of which Current Market Value is being determined or, if the security has been registered under the Exchange Act for less than ten (10) consecutive Trading Days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. The market price for each such Trading Day shall be: (A) in the case of a security listed or admitted to trading on any securities exchange, the Closing Bid Price on the primary exchange on which the Common Stock is then listed, on such day, (B) in the case of a security not then listed or admitted to trading on any securities exchange, the Closing Bid Price reported by Bloomburg LP on such day, (C) in the case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the reported high bid on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Holder, or if there shall be no bid prices on such day, the high bid price, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported, and (D) if there are no bid prices reported during the 10 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

Section 4. Exchange, Transfer, Assignment or Loss of Warrant.

(a) This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent or warrant agent, if any, for other warrants of different denomination, entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares and otherwise carrying the same rights as this Warrant.

(b) This Warrant may be divided or combined by the Holder with other warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent or warrant agent, if any, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or for which it may be exchanged.

(c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

Section 5. Restrictions on Issuance of Securities. So long as this Warrant is outstanding, the Company will not issue, or permit any Subsidiary to issue, any common stock or other equity securities, or any other stock, option, warrant, right or other instrument that is convertible into or exercisable or exchangeable for common stock or other equity securities, except for (i) securities issued pursuant to the Securities Purchase Agreement (which includes Warrant Shares), (ii) securities of a Subsidiary that are issued to the Company; and (iii) securities sold and options granted to directors, officers and employees of the Company pursuant to bona fide employee benefit plans; provided, however, that the Company may issue such securities with the prior written consent of the Holder, which consent the Holder agrees not to unreasonably withhold.

Section 6. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of the Company hereunder and the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 6 shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances. In the event that in connection with any such capital reorganization, or reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 5.

Section 7. Transfer to Comply with the Securities Act. Neither this Warrant nor any of the Warrant Shares may be offered or sold in the United States or to a U.S. Person (as defined in Regulation S) unless pursuant to an effective registration statement under the Act, or pursuant to Regulation S, or pursuant to other available exemptions from the registration requirements of the Act. The Holder of this Warrant or any of the Warrant Shares may not engage in hedging transaction with regard to such securities unless in compliance with the Act.

Section 8. Availability of Information. So long as any of this Warrant remains unexercised and this Warrant has not expired, the Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act, and shall likewise comply with all other applicable public information reporting requirements of the Securities and Exchange Commission (including those required to make available the benefits of Rule 144 under the Securities Act) to which it may from time to time be subject. The Company shall also cooperate with the Holder of this Warrant and the Holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144 or any successor rule under the Securities Act for the sale of this Warrant or the Warrant Shares. The provisions of this Section 8 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise. The Company shall also provide to holders of this Warrant the same information that it provides to holders of its Common Stock.

Section 9. Registration Rights. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant pursuant to an Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement") effective as of the Effective Date, among the Company, the Holder, other holders of Debentures and the Agent.

Section 10. Successors and Assigns. All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

Section 11. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 12. Amendments. This Warrant may not be amended except by the written consent of the Company and the Holder.

Section 13. Notices. All notices given under this Agreement and under the other Transaction Documents shall be in writing, addressed to the parties as set forth below, or to such other address as a party may specify by notice given in accordance with this paragraph and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second Trading Day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

     If to the Holder or Escrow Holder:                                 If to the Company:
     c/o Thomson Kernaghan and Co. Ltd.                                 United States Antimony Corporation
     365 Bay Street                                                     1250 Prospect Creek, P.O. Box 643
     Toronto, Ontario M5H 2V2                                           Thompson Falls, Montana 59873-0643
     Attention: Mr. Gregg Badger, Sr. V.P.                              Attention: John Lawrence, President and CEO
     Facsimile No. (416) 860-6352                                       Facsimile No. (406) 827-3523

Section 14. Law Governing; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada, provided however, that if any provision of this Warrant is unenforceable under the laws of Ontario but is enforceable under the laws of the U.S. State of Montana, then that provision shall be governed by and construed in accordance with the laws the State of Montana. The courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Debenture. The Company and the Holder irrevocably consent to such jurisdiction and venue, and irrevocably waive any claim of forum non conveniens or right to change venue. The prevailing party in any action or proceeding to enforce or construe this Warrant is entitled to recover reasonable attorney's fees.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of August 31, 2000.

                                             UNITED STATES ANTIMONY CORPORATION


                                               By
                                                  ----------------------------
                                                  President and CEO

                                                Date Signed
                                                   ----------------------------




                               NOTICE OF EXERCISE

To:  United States Antimony Corporation:

         The undersigned irrevocably exercises this Warrant for the purchase of ____________________ shares (subject to adjustment) of Common Stock of United States Antimony Corporation (the "Company"): for this Warrant and agrees to make payment of $____________________ (the "Exercise Price") through the following method:

                  such payment of the Exercise Price being in cash or by certified or official bank check payable to the order of the Company all at the Exercise Price and on the terms and conditions specified in this Warrant, and directs that the shares of Common Stock deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

The undersigned represents, warrants and certifies to the Company that the undersigned is not a U.S. Person (as defined in SEC Rule 902(k)), and that this Warrant is not being exercised on behalf of a U.S. Person.

Date:  ________________, _______

--------------------------------------------------------------
(Signature of Owner)1

--------------------------------------------------------------
(Street Address)

---------------------------------------------------------------
(City)            (State or Province)         (Postal Code)

---------------------------------------------------------------
(Country)


--------
1 The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.




Securities and/or check to be issued to:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Name:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Street Address:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

City, State and Zip Code:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Any unexercised part of the Warrant evidenced by the within Warrant to be issued to:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Name:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Street Address:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

City, State and Zip Code:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------





                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED the undersigned registered holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any part of the Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

-------------------------------- --------------------------------------- --------------------- ---------------------
                                                                          Social Security or   Number of Shares of
                                                                          Other Identifying        Common Stock
       Name of Assignee                   Address of Assignee             Number of Assignee   Assigned to Assignee
-------------------------------- --------------------------------------- --------------------- ---------------------
-------------------------------- --------------------------------------- --------------------- ---------------------


-------------------------------- --------------------------------------- --------------------- ---------------------
-------------------------------- --------------------------------------- --------------------- ---------------------


-------------------------------- --------------------------------------- --------------------- ---------------------

and does hereby irrevocably constitute and appoint ______________________ as the undersigned's attorney to make such transfer on the books of ______________________ United States Antimony Corporation maintained for that purpose, with full power of substitution in the premises.

Date:  ________________, _______

--------------------------------------------------------------
(Signature of Owner)1

--------------------------------------------------------------
(Street Address)

---------------------------------------------------------------
(City)            (State or Province)         (Postal Code)

---------------------------------------------------------------
(Country)

--------
1 The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.



               AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

         This Amended and Restated Securities Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement") is made and entered into as of the 19th day of June, 2001, by and among United States Antimony Corporation, a corporation incorporated under the laws of the State of Montana (the "Company"), the purchasers signatory hereto or who become parties hereto as provided in Section 6.4 (collectively, the "Purchasers" and individually, a "Purchaser"), Thomson Kernaghan and Co. Ltd., a corporation incorporated under the laws of Ontario, as agent for the Purchasers (in such capacity, the "Agent"), and Agent's Beneficial Owners (as defined in Section 4.2).

                              W I T N E S S E T H:


         WHEREAS, the Company and the Estate of Bobby C. Hamilton (the "Estate") are parties to that certain Settlement Agreement and Release of All Claims dated June 30, 2000 (the "Settlement Agreement"); and

         WHEREAS, pursuant to the terms of the Settlement Agreement, the Company agreed to, among other things, (a) pay U.S.$500,000 in same day currency to the Estate, (b) arrange for the purchase of 614,000 unrestricted shares of the Company's authorized common stock, U.S.$.01 par value (the "Common Stock") (the "Unrestricted Settlement Shares"), and (c) issue and deliver 250,000 restricted shares of Common Stock to the Estate (the "Restricted Shares"); and

         WHEREAS, the Agent and the Purchasers are parties to that certain Securities Purchase Agreement dated July 25, 2000 (the "Original Purchase Agreement"); and

         WHEREAS, at the Company's request, the Agent, on the terms and subject to the conditions set forth in the Original Purchase Agreement, (a) arranged for the Purchasers to purchase U.S. $675,000 in aggregate principal amount of the Debentures, (b) purchased the Unrestricted Settlement Shares from the Estate and
(c) agreed to arrange for the purchase of the remaining U.S.$825,000 in aggregate principal amount of the Debentures; and

         WHEREAS, concurrently with the consummation of the transactions contemplated by the Original Purchase Agreement, the Company, using proceeds from the sale of the Debentures, paid the U.S.$500,000 owed by the Company to the Estate under the Settlement Agreement; and

         WHEREAS, concurrently with the consummation of the transactions contemplated by the Settlement Agreement, the Company, the Estate and the City concluded certain transactions described in the FSB Escrow Instructions; and

         WHEREAS, the Company, the Agent and the Purchasers now wish to amend and restate the Original Purchase Agreement as provided herein; and

         NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement and in order to carry out the purpose and intent of the parties set forth above, the parties hereto agree that the Original Purchase Agreement is hereby amended and restated as follows:

1.       Definition and Accounting Terms
1.1      Definitions.  As used in this Agreement:
(a)      "Affiliate"  means any Person that  directly or  indirectly  Controls,  or is  Controlled  by, or is under common Control with the Company and an  "affiliate"  of the Company within the meaning of Reg.ss.240.12b-2 of the Exchange Act.
(b)      "Agent" shall have the meaning ascribed in the preamble.
(c)      "Agent's Fee" shall have the meaning ascribed in Section 11.11 of this Agreement.
(d)      "Agent's Principal Office" means the Agent's principal office at 365
         Bay Street, Toronto, Ontario M5H 2V2 or such other office of the Agent as the Agent may from time to time specify to the Company and the
         Purchasers as the Agent's principal office.
(e)      "Agent's Warrant" shall have the meaning ascribed in Section 6.2 of this Agreement.
(f)      "Agreement" shall have the meaning ascribed in the preamble.
(g)      "Capital  Lease" means all leases or similar  arrangements  that have been or should be capitalized on the books of the lessee in accordance with GAAP.
(h)      "City" means the City of Moscow, Idaho.
(i)      "Closing Bid Price" shall mean, on any Trading Day, the closing bid price per share of the Common Stock on such day as reported by
         Bloomburg L.P.
(j)      "Closing Date" means, with respect to any Debenture, the date on which all of the conditions precedent to the purchase and sale of such
         Debentures are satisfied, or such other date, time and place as the
         Agent and the Company may mutually agree in writing to be the Closing
         Date.
(k)      "Code" means the US Internal Revenue Code of 1986, as amended from time to time, and the regulations and published interpretations thereof.
(l)      "Common Stock" shall have the meaning ascribed in the second recital.
(m)      "Commonly Controlled Entity" means an entity, whether or not incorporated, that is under common control with the Company, within the meaning of Section 414(b) or 414(c) of the Code.
(n)      "Company" shall have the meaning ascribed in the preamble.
(o)      "Control" means possessing, directly or indirectly, the power to (a)
         vote five percent (5%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing members or managing general partners or (b) direct or cause the direction of management, policies or action through ownership of voting securities, contract, voting trust or membership in management or in the group appointing or electing management or otherwise through formal or informal arrangements or business relationships.
(p)      "Conversion  Shares" means the aggregate  number of shares of Common Stock into which the  Debentures  are convertible.
(q)      "Debentures" means the Company's 10% Convertible Debentures due June
         30, 2002, in the aggregate principal amount of up to $1,500,000, issued from time to time in accordance with this Agreement, in substantially the form and substance of Exhibit A to this Agreement.
(r)      "Debt" means,  with respect to the Company,  without  duplication,  (a) all  indebtedness or liability for borrowed  money;  (b) all  obligations  evidenced  by  bonds,  debentures,  Debentures  or  other  similar instruments;  (c) all  obligations  for the  deferred  purchase  price of property or services  (including trade  obligations);  (d) all  obligations  under Capital  Leases;  (e) all  obligations  under letters of credit;  (f) all obligations under acceptance  facilities;  (g) all guaranties,  endorsements  (other than for  collection  or deposit in the ordinary  course of  business),  and other  contingent  obligations  to purchase,  to provide funds for payment,  to supply funds to invest in any Person or entity,  or otherwise to assure a creditor  against  loss;  and (h) all  obligations  secured  by any Liens,  whether or not the obligations have been assumed.
(s)      "Default" means any of the events specified in Section 12.1, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.
(t)      "EDGAR" means the computer system maintained by the SEC for the receipt, acceptance, review and dissemination of documents submitted to it in electronic format.
(u)      "Effective Date" means July 11, 2000.
(v)      "Escrow Agreement" shall have the meaning ascribed in Section 8.2(c).
(w)      "Escrow Shares" shall have the meaning ascribed in Section 8.2(c) of this Agreement.
(x)      "Estate" shall have the meaning ascribed in the first recital.
(y)      "ERISA" means the Employee  Retirement  Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof.
(z)      "Event of Default" means any of the events specified in Section 12.1;
         provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.
(aa)     "Exchange Act" means the United States of America Securities Exchange Act of 1934, as amended.
(bb)     "FSB" means the First State Bank of Thompson Falls, Montana.
(cc)     "FSB Escrow  Instructions"  means the  written  Escrow  Instructions  for the First State Bank of Thompson
         Falls, Montana, dated June __, 2000, to which Thomson Kernaghan, the
         City, the Estate, the Company and FSB are parties.
(dd)     "GAAP" means generally accepted accounting principles in the U.S.
(ee)     "Holder" means, with respect to any Debenture, the holder of such Debenture.
(ff)     "Initial Closing Date" means the date on which all of the conditions precedent to the purchase and sale of the Initial Debentures shall have been satisfied, which date shall be July 25, 2000.
(gg)     "Initial Debentures" shall have the meaning ascribed in Section 3.5 of this Agreement.
(hh)     "Initial Purchase" shall have the meaning ascribed in Section 3.1 of this Agreement.
(ii)     "Known" or  "Knowledge"  means,  with  respect to any Person,  the  knowledge of such  Person's  executive officers after reasonable inquiry.
(jj)     "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien
         (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement, charge or similar notice under the law of any jurisdiction to evidence any of the foregoing.
(kk)     "Material Adverse Effect" means with respect to the Company, any event, change, circumstance or effect which has or is reasonably likely to be materially adverse on (a) the business, condition (financial or otherwise), prospects, properties or results of operations of the
         Company and its Subsidiaries taken as a whole, other than any event, change, circumstance or effect relating (i) to the economy or financial markets in general, or (ii) in general to the industries in which the
         Company or its Subsidiaries operate and not specifically relating to the Company or its Subsidiaries; or (b) the ability of the Company to consummate the transactions contemplated by this Agreement.
(ll)     "Multiemployer Plan" means a Plan described in Section 4001(a)(3) of ERISA.
(mm)     "PBGC"  means the Pension  Benefit  Guaranty  Corporation  or any entity  succeeding  to any or all of its functions under ERISA.
(nn)     "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.
(oo)     "Plan" means any pension plan which is covered by Title IV of ERISA and in respect of which the Company or a Commonly Controlled Entity is an
         "employer" as defined in Section 3(5) of ERISA.
(pp)     "Prohibited  Transaction"  means any  transaction set forth in Section 406 of ERISA or Section 4975 of the
         Code.
(qq)     "Purchaser" shall have the meaning ascribed in the preamble.
(rr)     "Purchaser's Warrant" shall have the meaning ascribed in Section 4.1 of this Agreement.
(ss)     "Purchasers'  Warrants" means,  with respect to any day, the aggregate of all Purchaser's  Warrants issued and outstanding as of such day.
(tt)     "Purchasers' Warrant Shares" means the aggregate of all Purchaser's Warrant Shares.
(uu)     "Purchaser's Warrant Shares" shall have the meaning ascribed in Section 4.1 of this Agreement.
(vv)     "Registration Rights Agreement" shall have the meaning ascribed in Section 5.1 of this Agreement.
(ww)     "Reportable Event" means any of the events set forth in Section 4043 of ERISA.
(xx)     "Restricted Settlement Shares" shall have the meaning ascribed in the second recital.
(yy)     "SEC" means the Securities and Exchange Commission of the United States of America.
(zz)     "SEC  Documents"  means all forms,  statements,  reports  and other  documents  and  information  that the
         Company has filed and in the future may file with the SEC.
(aaa)    "Securities Act" means the U.S. Securities Act of 1933, as amended.
(bbb)    "Settlement Agreement" shall have the meaning ascribed in the first recital.
(ccc)    "Subsidiary" means a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of that corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by the Company.
(ddd)    "Trading Day" means any day, other than a Saturday or Sunday, on which the New York Stock Exchange is open for business.
(eee)    "Transaction Documents" means this Agreement, the Debentures, the
         Warrants, the Amended and Restated Escrow Agreement, the Amended and
         Restated Registration Rights Agreement.
(fff)    "Unrestricted Settlement Shares" shall have the meaning ascribed in the second recital.
(ggg)    "U.S." means the United States of America.
(hhh)    "Warrant  Shares"  means the  aggregate  number of shares of Common Stock  issuable  upon  exercise of the
         Warrants.
(iii)    "Warrants" means the Purchasers' Warrants issued hereunder and the Agent's Warrant.

1.2 Singular and Plural Terms. As used in this Agreement, terms defined in the singular have the same meaning when used in the plural, and terms defined in the plural have the same meaning when used in the singular.

1.3 Accounting Terms. All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP, consistently applied. All financial data submitted pursuant to this Agreement shall be prepared in accordance with GAAP, consistently applied.

1.4 Currency. All currency described or otherwise referred to in the Transaction Documents is the currency of the United States of America.

2. Settlement Agreement. On the Initial Closing Date, and subject to the satisfaction of the conditions set forth in Section 6 of this Agreement,
(a) the Agent agrees to purchase, as the third party contemplated by the Settlement Agreement, the Unrestricted Settlement Shares from the Estate for the purchase price of $93,440; and (b) the Company shall pay the Estate $500,000 and shall issue and deliver the Restricted Settlement Shares to Estate.

3.       Purchase and Sale of the Debentures.

3.1 Initial Purchase of Debentures. On the Initial Closing Date, and subject to the satisfaction of the conditions set forth in Section 6.1 of this Agreement, the Agent agrees to purchase, for the account of the Purchasers, $600,000 in aggregate principal amount of Debentures (the "Initial Purchase"), at a price equal to 100% of the face amount thereof.

3.2 Subsequent Purchase of Debentures. At the Company's request, and subject to the satisfaction of the conditions set forth in Section 6.3 of this Agreement, the Agent agrees to purchase, for the account of the Purchasers who will be identified on a supplemental Exhibit G on the Closing Date of each subsequent purchase of Debentures, up to an additional $900,000 in aggregate principal amount of Debentures; provided, however, that the Agent shall not be obligated to purchase more than $200,000 in principal amount of Debentures in any thirty
(30) day period. The Company shall give the Agent at least ten (10) Trading Days' prior written notice of any request for the purchase of additional Debentures, which notice shall specify, among other things, the date and amount thereof.

3.3 Manner of Funding. The Company shall give the Agent written wiring instructions for the disbursement of the Debenture proceeds, which shall be either by check or wire transfer as the Company shall designate, and if by wire transfer, the notice shall specify the name, address and ABA routing number for the Company's bank, and the Company's account number to be credited with the proceeds.

3.4 Interest. The Company shall pay interest to Purchasers on the outstanding and unpaid principal amount of the Debentures at the rate of ten percent (10%) per year, calculated on the basis of a year of 360 days comprised of twelve 30-day months. Interest shall be payable upon any prepayment of principal and at maturity at the Agent's principal office.

3.5 The Debentures. The Debentures shall be duly executed by the Company on each Closing Date with all blanks appropriately filled in, payable to the order of the Agent, for the account of the Purchasers, or the Purchaser purchasing the same, as the Agent may specify. The Debentures evidencing the Initial Purchase shall be herein referred to as the "Initial Debentures." Each Debenture shall be dated the date on which the Agent, on behalf of the Purchasers, advances proceeds to the Company, and each Debenture shall be due and payable on the second (2nd) anniversary of the Closing Date of the purchase of such Debenture hereunder. At any time beginning thirty (30) days after the Closing Date of a purchase of a Debenture hereunder and prior to the payment in full of such Debenture, all or any part of the principal and interest of such Debenture may, at the option of the Holder, but subject to the limitation set forth in Section
8.4 and 8.5 of this Agreement, be converted into Common Stock (the "Conversion Shares") at a price per share equal to seventy-five percent (75%) of the average of the three (3) lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding (a) the Effective Date or (b) the Conversion Date, whichever is lower; provided, however, that the conversion price shall not exceed ninety cents ($.90) per share; and further provided that such conversion rights are exercisable only to the extent that there is sufficient authorized, unissued and unreserved Common Stock available for such conversion. Notwithstanding the foregoing conversion price formula, the parties agree that the maximum conversion price of the Initial Debentures is $0.29125 per share.

3.6 Prepayments. The Company may prepay any Debenture, in whole or in part, without the Holder's prior written consent. 3.7 Method of Payment. The Company shall make each payment under this Agreement and under the Debentures at the Agent's principal office not later than 2:00 P.M., Toronto time, on the date when due in lawful currency of the United States of America and in immediately available funds. Whenever any payment to be made under this Agreement or under any Debenture shall be stated to be due on a day other than a Trading Day, such payment shall be made on the next succeeding Trading Day, and such extension of time shall in such case be included in the computation of interest due under this Agreement or such Debenture, as the case may be. 3.8 Use of Proceeds.

(a) Proceeds from Initial Sale of the Debentures. The Company shall use the proceeds from the sale of the Initial Debentures solely for the following purposes and in the following order and priority: (i) to pay the Agent's Fee; (ii) to pay the fees and expenses of the Agent's counsel in the negotiation, preparation and execution of this Agreement, which payment shall not exceed $15,000; (iii) to pay the Estate the sum of $500,000 pursuant to the Settlement Agreement;
         (iv) to fund the Company's performance of all of its other obligations under the Settlement Agreement and the FSB Escrow Instructions;
         and (v) for the Company's working capital purposes. The Company hereby authorizes the Agent to withhold from proceeds of the sale of the Initial Debentures all amounts necessary to pay the Agent's Fee and the fees and expenses of Agent's counsel.

(b) Proceeds from Subsequent Sales of Debentures. The Company shall use the proceeds from the sale of the Debenture subsequent to the sale of the Initial Debentures solely for the following purposes and in the following order and priority: (i) to pay the Agent's Fee; and (ii) for the Company's working capital purposes. The Company authorizes the Agent to withhold from proceeds of the sale of subsequent Debentures all amounts necessary to pay the Agent's Fee.

4.       Warrants.

4.1 Purchasers' Warrant. On each Closing Date, the Company shall issue and deliver to the Agent, for the account of the Purchasers, pro rata, according to the percentage of the total principal amount of the Debentures that a Purchaser is purchasing on such date, a warrant in substantially the form and substance of Exhibit B hereto (the "Purchaser's Warrant") to purchase the number of shares of Common Stock (the "Purchaser's Warrant Shares") determined by multiplying .25 by the face amount of Debentures being sold at such Closing Date and by dividing the resulting figure by $0.39 per share.

4.2 Agent's Warrant. On each Closing Date, the Company shall issue and deliver to the Agent, for the Agent's own account, a warrant in substantially the form and substance of Exhibit C hereto (the "Agent's Warrant") to purchase the number of shares of Common Stock (the "Agent's Warrant Shares") determined by dividing $375,000 by the Closing Bid Price on the Trading Day immediately preceding the Effective Date, at a price per share equal to the Closing Bid Price on the Trading Day immediately preceding the Effective Date. Pursuant to [Name of agreement pursuant to which beneficial interest is being transferred], the Agent hereby assigns and transfers all of the beneficial ownership of each Agent's Warrant to the following Persons in the percentages set forth next to such Person's name (collectively, the "Agent's Beneficial Owners"):

                  Name of Assignee                        Percentage Assigned

                  Michelle McKinnon                                20%
                  Ian McKinnon                                     40%
                  Caliber Resources Ltd.                           40%

The Agent's Beneficial Owners hereby accept such assignment and transfer from the Agent.

4.3 Limitations on Exercise of Warrants. The Purchasers' Warrants and all Agent's Warrants are exercisable only to the extent that there is sufficient authorized, unissued and unreserved Common Stock available for such exercise. The rights of each Purchaser and each of the Agent's Beneficial Owners to exercise their respective Warrants are subject to the further limitation set forth in Section 8.4 hereof.

5.       Registration Rights Agreement

5.1 Registration of Common Stock Underlying the Debentures and the Warrants. Contemporaneously with the execution of this Agreement, the Company shall execute and deliver to the Agent an Amended and Restated Registration Rights Agreement in the form of Exhibit D hereto (the "Registration Rights Agreement"). The Company shall register the resale of the Conversion Shares and the Warrant Shares in accordance with the provisions of the Registration Rights Agreement.

6.       Conditions Precedent

6.1 Conditions Precedent to the Agent's and Purchasers' Obligations to Purchase the Unrestricted Settlement Shares and the Initial Debentures. The obligation of the Agent to purchase the Unrestricted Settlement Shares and to purchase the Initial Debentures for the account of the Purchasers is subject to the following conditions precedent:

(a) Each of the Company, the Estate, the City and FSB shall have confirmed their intent to complete the transactions contemplated by the Settlement Agreement and the FSB Escrow contemporaneously with the Company's sale of the Initial Debentures, and the Agent shall have received satisfactory evidence thereof.

(b) The Agent shall have received, on or before the Initial Closing Date, each of the following, in form and substance satisfactory to the Agent and its counsel:

(i)      Initial Debentures.  The Initial Debentures, duly executed by the
         Company;

(ii) Incumbency and signature certificate of the Company. A certificate (dated as of the Closing Date) of the Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign the Transaction Documents and any other documents and instruments to be delivered by the Company under this Agreement;

(iii) Purchasers' Warrants. Purchasers' Warrants for the number of shares of Common Stock determined under Section 4.1 of this Agreement;

(iv) Agent's Warrant. The Agent's Warrant for the number of shares of Common Stock determined under Section 4.2 of this Agreement;

(v) Registration Rights Agreement. The Registration Rights Agreement duly executed by all of the parties thereto;

(vi) Escrow Agreement. The Escrow Agreement duly executed by all of the parties thereto;

(vii) Opinion of counsel for the Company. A favorable opinion of counsel for the Company, in substantially the form of Exhibit F hereto, and as to such other matters as the Agent may reasonably request.

(c)      The Company shall have deposited with the Escrow Holder the lesser of
         (i) the required amount of Escrow Shares pursuant to paragraph 10.2.3 of this Agreement and (ii) the number of Company's remaining authorized unissued and previously unreserved shares of Common Stock. Solely for purposes of this Section 6.1(c), the Agent and the Purchasers acknowledge that Company will not have sufficient shares of authorized and unissued and unreserved shares to fund the escrow on the Initial Closing Date.

6.2 Conditions Precedent to the Company's Obligations. The Company's obligations under this Agreement are subject to the following conditions precedent:

(a) All of the conditions precedent to the effectiveness of the Settlement Agreement (other than those set forth in Section ___ thereof) and the FSB Escrow Instructions (other than those set forth in Section ___ thereof) shall have been satisfied and the Settlement Agreement and the FSB Escrow shall be in full force and effect.

(b) The Agent and each Purchaser shall have executed and delivered a counterpart of this Agreement.

6.3 Conditions Precedent to Purchase of Additional Debentures. The obligation of the Purchasers to purchase additional Debentures shall be subject to the further conditions precedent that on the Closing Date with respect to that purchase:

(a) The following statements shall be true, complete and correct on and as of such Closing Date and the Agent shall have received a certificate signed by a duly authorized officer of the Company, dated such Closing Date, certifying that (i) the representations and warranties contained in Section 7.1 of this Agreement are true, complete and correct on and as of the relevant Closing Date as though made on and as of such date; and (ii) no Default or Event of Default has occurred and is continuing, or would result from such purchase;

(b) The Agent shall have received a detailed statement of the anticipated use of proceeds from the additional Debentures, which use of proceeds shall be reasonably satisfactory to the Agent, certified by the Company's chief financial officer and chief executive officer;

(c) The Agent, for the account of the Purchasers purchasing the additional Debentures on such Closing Date, shall have received the Debentures and the Purchasers' Warrants with respect to the additional Debentures;

(d) The Agent shall have received such other approvals, opinions, or documents as the Agent may reasonably request;

(e) The Company shall have effected a 1 for 3 reverse split of the Common Stock, or shall have effected an increase in the number of authorized shares of Common Stock, so that the aggregate number of authorized and unissued shares of Common Stock authorized is, on a fully diluted basis, sufficient to enable the Company to contingently issue and deliver to the Escrow Holder all of the Conversion Shares and Warrant Shares required by Section 8.2(c) of the Agreement.

(f) The Company shall have deposited the required amount of Escrow Shares with the Escrow Holder pursuant to Section 8.2(c) of this Agreement.

(g) The Company shall have filed the Registration Statement required under the Registration Rights Agreement and such filing shall have been accepted by the SEC; and

(h) For each of the thirty (30) Trading Days immediately preceding such Closing Date, (i) the Closing Bid Price shall have been above $0.50 (adjusted for any stock splits or reverse splits, or any reduction in the number of shares of outstanding Common Stock), and (ii) the number of shares of Common Stock traded shall be more than 30,000 (adjusted for any stock splits or reverse stock splits, or any reduction in the number of shares of outstanding Common Stock).

6.4 Conditions Precedent to Company's Obligation to Sell Additional Indentures. The obligation of Company to sell additional Debentures shall be subject to the further conditions precedent that on the Closing Date with respect to that sale:

(a) Each of the Purchasers purchasing the additional Debentures on such Closing Date shall have been identified on a supplement Exhibit G and shall have executed and delivered a counterpart of this Agreement.

(b) The Company shall have effected a 1 for 3 reverse split of the Common Stock, or shall have effected an increase in the number of authorized shares of Common Stock, so that the aggregate number of authorized and unissued shares of Common Stock authorized is, on a fully diluted basis, sufficient to enable the Company to contingently issue and deliver to the Escrow Holder all of the Conversion Shares and Warrant Shares required by Section 8.2(c) of the Agreement.

(c) The SEC shall have accepted for filing the Registration Statement required under the Registration Right Agreement.

7.       Representations and Warranties

7.1 The Company's Representations and Warranties. The Company represents and warrants to the Purchasers that, as of the Effective Date:

(a) Incorporation, Good Standing, and Due Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation; has the corporate power and authority to own its assets and to transact the business in which it is now engaged and proposes to be engaged in; and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required.

(b) Subsidiaries. The Company had no Subsidiaries at Effective Date but now has two Subsidiaries, USAMSA and Bear River Zeolite.

(c) Capitalization. As of the Effective Date, the capital stock of the Company consists of (1) 10,000,000 shares of preferred stock, $.01 par value, of which 4,500 shares have been designated Series A, all of which are issued and outstanding, 750,000 shares have been designated Series B, all of which are issued and outstanding, and 205,966 shares have been designated Series C, all of which are issued and outstanding; and (2) 20,000,000 shares of Common Stock of which 17,989,747 are issued and outstanding and 1,010,000 are subject to and reserved for issuance upon exercise of outstanding options, covenants and other rights to acquire Common Stock.

(d) Corporate Power and Authority. Except for the shareholder action contemplated by Section 8.2 and the fact that, as of the Initial Closing Date, the Company has insufficient authorized, unissued and unreserved Common Stock to permit the issuance of all of the Conversion Shares and Warrant Shares, the execution, delivery and performance by the Company of the Transaction Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of any Person or governmental authority; (ii) contravene its charter or bylaws;
         (iii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect as of the Effective Date or such Closing Date having applicability to the Company; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which it or its properties may be bound or affected; (v) result in or require the creation or imposition of any Lien upon or with respect to any to the properties now owned or hereafter acquired by the Company; or (vi) cause the Company to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, or any such indenture, agreement, lease or instrument.

(e) Legally Enforceable Agreement. This Agreement is, and each of the other Transaction Documents when executed and delivered will be, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

(f) Financial Statements. Each financial statement of the Company contained in the SEC Documents filed as of the Effective Date and as of each Closing Date (copies of which have been provided to the Agent) is true, complete and correct, and fairly presents the financial condition of the Company as at the dates set forth therein and the results of the operations of the Company for the periods covered by such statements, all in accordance with GAAP consistently applied (subject to year end adjustments in the case of the interim financial statements). Since March 31, 2000, there has been no material adverse change in the condition (financial or otherwise), business, operations, assets, business properties or prospects of the Company, except as disclosed in SEC Documents. There are no liabilities of the Company, fixed or contingent, which are material but are not reflected in the SEC Documents publicly available on EDGAR, other than liabilities arising in the ordinary course of business since March 31, 2000.

(g) Full Disclosure. The SEC Documents filed as of the Effective Date and all information, exhibits and reports furnished by the Company to the Agent or any Purchaser in connection with the negotiation, execution and delivery of this Agreement (including any schedule or exhibit attached hereto) are, and all other similar information hereafter furnished by and on behalf of the Company to the Agent or any Purchaser will be, true, complete, and correct in every material respect on the date on which such information is dated or certified and as of each Closing Date and such information does not, and shall not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statement contained therein not misleading.

(h) Labor Disputes and Acts of God. Neither the business nor any of the properties of the Company has been or is affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance) materially and adversely affecting such business, properties or the operation of the Company.

(i) Other Agreements. Except as set forth in the SEC Documents publicly available on EDGAR or on Schedule 7.1(i), the Company is not a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, properties, assets, operations, or conditions, financial or otherwise, of the Company or such Subsidiary, or on the Company's ability to perform its obligations under the Transaction Documents. Except as disclosed in the SEC Documents, the Company is not in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement, document or instrument material to its business to which it is a party.

(j) Litigation. Except as set forth in the SEC Documents publicly available on EDGAR on the Effective Date and each Closing Date or on Schedule 7.1(j), there is no pending or threatened action or proceeding against or affecting the Company before any court, governmental agency, or arbitrator which may, in any one case or in the aggregate, materially adversely affect the condition (financial or otherwise), operations, properties, prospects or business of the Company, or the ability of the Company to perform its obligations under any of the Transaction Documents.

(k) No Defaults. Except as set forth in the SEC Documents publicly available on EDGAR on the Effective Date and each Closing Date or on
         Schedule 7.1(k), the Company is not in material default with respect to any judgment, writ, injunction or decree, or with respect to any rule or regulation of any court, arbitrator, or federal, state municipal, or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

(l) Ownership and Liens. Except as disclosed in the SEC Documents, the Company has valid and defensible title to, or valid leasehold interests in, free and clear of all Liens, all of its properties and assets, real and personal, including, without limitation, all patents, trademarks and other intellectual property, and including, without limitation, the properties and assets and leasehold interest reflected in the financial statements referred to in Section 7.1(e) of this Agreement (other than any properties or assets disposed of in the ordinary course of business).

(m) ERISA. Except as set forth in the SEC Documents publicly available on Edgar on the Effective Date and each Closing Date or on Schedule 7.1(m), the Company is in material compliance with all applicable provisions of ERISA, and neither a Reportable Event nor an Prohibited Transaction has occurred and is continuing with respect to any Plan.
(n) Operation of Business. The Company possesses all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and the Company is not in violation of any valid rights of others with respect to any of the foregoing.
(o) Taxes. Except as set forth in the SEC Documents publicly available on EDGAR on the Effective Date and each Closing Date or on Schedule 7.1(o), the Company has timely filed all tax returns (federal, state, and local) required to be filed and timely paid all taxes due and payable.

(p) Debt. Set forth in the SEC Documents publicly available on EDGAR on the Effective Date and each Closing Date or on Schedule 7.1(p) is a true, complete and correct list of all credit agreements, indentures, purchase agreements, guaranties, Capital Leases, and other investments, agreements, and arrangements presently in effect providing for or relating to extensions of credit (including, without limitation, agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Company is in any manner directly or contingently obligated; and the maximum principal or face amounts of the credit in question, which are outstanding and which can be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in the SEC Documents or on Schedule 7.1(p).

(q) Environment. Except as set forth in the SEC Documents publicly available on EDGAR on the Effective Date and on each Closing Date or as would not reasonably be expected to have a Material Adverse Effect on the Company, the Company has materially complied with, and their respective businesses, operations, assets, equipment, property, leaseholds and other facilities are in material compliance with, the applicable provisions of all federal, state, and local environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder.

(r) Registration and Listing of Common Stock. The Company is a reporting company and has continuously been a reporting company since 1995. The Common Stock is registered under the Exchange Act and listed on the OTC Bulletin Board. Since 1995, the Company has filed in an timely manner all SEC Documents required of it by the Exchange Act, the rules and regulations of the SEC, and the rules and regulations of the OTC Bulletin Board.

(s) No U.S. Offering. The Company has not offered any of the Debentures, the Conversion Shares, the Warrants or the Warrant Shares to, or solicited such an offer from, a U.S. Person (as defined in SEC Rule 902(k)) or to a Person in the United States.

(t) Offshore Transaction. The negotiations for and the issuance of the Debentures and the Warrants to the Agent has been made in an offshore transaction as defined in SEC Rule 902(h).

(u) No Directed Selling Efforts. The Company has not engaged in any directed selling efforts, as defined in SEC Rule 902(c), with respect to the Debentures and the Warrants.

(v) Category 3 Securities. The Company has complied with all of the conditions required of it under SEC Rules 903(a) and 903(b)(3) with respect to the issuance of the Debentures and Warrants.

(w) Exemption of Debentures and Warrants from Registration. The Company's issuance of the Debentures and the Warrants is exempt from the registration requirements of Section 5 of the Securities Act pursuant to the provisions of Section 4(2)of the Act and SEC Regulation S. In making this representation, Company has relied on the representations of the Agent and each Purchaser in Sections 7.2 and 7.3 of this Agreement.

7.2 The Agent's Representations and Warranties. The Agent represents and warrants to the Company as of the Effective Date and each Closing Date that:

(a) Accredited Investor. It is and each Purchaser is an accredited investor as that term is defined in Rule 501(a)(3) of Regulation D of the SEC.

(b) U. S. Persons. It is not and no Purchaser is a U.S. Person as defined in SEC Rule 902(k).

(c) SEC Rules 903(a) and 903(b)(3). It has complied and each Purchaser will comply with all of the conditions required of it by SEC Rules 903(a) and 903(b)(3) to be complied with by it and each Purchaser in connection with the transactions contemplated by this Agreement.

(d) SEC Rule 903. All offers and sales of the Debentures and related Warrants to Purchasers have been and will be made only in accordance with SEC Rule 903, or pursuant to registration under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act.

(e) Group. Except as disclosed in Exhibit H, it is not a member of any "group" (within the meaning of Regulation 13D under the Exchange Act) with respect to Company's Common Stock and which includes the Agent or any other Purchaser.

7.3 The Purchasers' Representations and Warranties. Each Purchaser severally and not jointly represents and warrants to the Company that as of the Effective Date and each Closing Date:

(a) Accredited Investor. It is an accredited investor as that term is defined in Rule 501(a)(3) ofRegulation D of the SEC.

(b) U. S. Persons. It is not a U.S. Person as defined in SEC Rule 902(k). SEC Rule 903(b)(3). It has complied with all of the conditions required of it by SEC Rule 903(b)(3) to be complied with by it in connection with the transactions contemplated by this Agreement.

(c) Group. Except as disclosed in Schedule 7.3, it is not a member of any "group" (within the meaning of Regulation 13D under the Exchange
         Act) with respect to Company's Common
         Stock and which includes the Agent or any other Purchaser.

(d) Group. Except as disclosed in Exhibit H, it is not a member of any "group" (within the meaning of Regulation 13D under the Exchange Act) with respect to Company's Common Stock and which includes the Agent or any other Purchaser.

8.       Affirmative Covenants

8.1 Financial and Operational Covenants. So long as (a) any amounts shall be due and payable by the Company hereunder, (b) any of the Debentures shall remain outstanding or unconverted, or (c) not all of the Warrants have been fully exercised or expired, the Company will:

(a) Maintenance of Existence. Preserve and maintain its corporate existence and good standing in the jurisdiction of its incorporation, and qualify and remain qualified and in good standing as a foreign corporation in each jurisdiction in which such qualification is required.

(b) Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and each Subsidiary.

(c) Maintenance of Properties. Maintain, keep and preserve all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

(d) Conduct of Business. Continue to engage in an efficient and economical manner in a business of the same general type as conducted by it on the date of this Agreement.

(e) Maintenance of Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from its coverage.

(f) Compliance With Laws. Materially comply, and cause each Subsidiary to materially comply, with all applicable laws, codes, regulations, rules, ordinances and orders, including without limitation paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, if and to the extent noncompliance would reasonably be expected to have a Material Adverse Effect on the Company.

(g) Right of Inspection. At any reasonable time and from time to time but subject to the requirements of SEC Regulation FD or any restriction imposed by Company which, in the judgment of its management or legal counsel, may be required in order for the Company to comply with Regulation FD, permit the Agent or any Purchaser, or any of their agents or representatives to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company, and to discuss its affairs, finances and accounts with any of its officers, directors and independent accountants.

(h)      Reporting Requirements.  Furnish to the Agent:

(i) Quarterly Financial Statements. The Company's reports on Form 10-Q or 10-QSB contemporaneously with their filing with the SEC.

(ii) Annual Financial Statements. The Company's annual reports on Form 10-K or 10-KSB contemporaneously with their filing with the SEC.

(iii) Management Letters. Promptly upon receipt thereof, copies of any reports submitted to the Company by independent accountants in connection with their examination of the financial statements of the Company.

(iv) Certificate of No Default. Within twenty-five (25) days after the end of each month a certificate of the Company's chief financial officer certifying that to the best of his or her knowledge no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that has been taken and is proposed to be taken with respect thereto.

(v) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality (domestic or foreign) or arbitrator, affecting the Company, which, if determined adversely to the Company, could have a Material Adverse Effect on the Company.

(vi) Notice of Defaults and Events of Default. As soon as possible and in any event within ten (10) days after the occurrence of each material Default or material Event of Default, a written notice setting forth the details of such Default or Event of Default and the action that has been taken and is proposed to be taken by the Company with respect thereto.

(vii) The Company's Reporting and Listing Status. The Company shall be and remain a reporting company under the Exchange Act, and shall file in a timely manner all SEC Documents required by the Exchange Act or SEC regulations to be filed by a reporting company; and the Company shall cause its Common Stock to continuously be quoted on the OTC Bulletin Board or listed on a Nasdaq market. The Company shall apply for listing on the Nasdaq Small Cap Market as soon as it is eligible therefor.

(viii)   ERISA  Reports.  As soon as  possible,  and in any event within thirty
         (30) days after the Company knows or has reason to know that any circumstances exist that constitute grounds entitling the PBGC to institute proceedings to terminate a Plan subject to ERISA with respect to the Company or any Commonly Controlled Entity, and promptly but in any event within two (2) Trading Days of receipt by the Company or any Commonly Controlled Entity of notice that the PBGC intends to terminate a Plan or appoint a trustee to administer the same, and promptly but in any event within five (5) Trading Days of the receipt of notice concerning the imposition of withdrawal liability with respect to the Company or any Commonly Controlled Entity, the Company will deliver to the Agent a certificate of the chief financial officer of the Company setting forth all relevant details and the action which the Company proposes to take with respect thereto.

(ix) Reports to Other Creditors. Promptly after the furnishing thereof, copies of any statement or report furnished by the Company to any other party pursuant to the terms of any indenture, loan, credit or similar agreement and not otherwise required to be furnished to the Agent pursuant to any other clause of this Agreement.

(x) Other Regulatory Reports and Filings. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the Company sends to its shareholders, and copies of all regular, periodic and special reports, and all registration statements that the Company files with the securities regulatory authorities of any country, province or state, or with any securities exchange.

(xi) General Information. Subject to the requirements of SEC Regulation FD or any restriction imposed by Company which, in the judgment of its management or legal counsel, may be required in order for the Company to comply with Regulation FD, such other information respecting the properties, prospects, condition or operations, financial or otherwise, of the Company as the Agent or any Purchaser may from time to time reasonably request.

(i) Environment, Health and Safety. Be and remain in material compliance with all applicable environmental, health and safety laws, rules and regulations, if and to the extent that noncompliance would reasonably be expected to have a Material Adverse Effect on the Company.

8.2 Additional Covenants. So long as (a) any amounts shall be due and payable by the Company hereunder, (b) any of the Debentures shall remain outstanding or unconverted, or (c) not all of the Warrants have been fully exercised or expired, the Company hereby further covenants and agrees with the Agent and each Purchaser that:

(a) Shareholders Meeting. As soon as possible and in any event within 120 days of the Effective Date the Company shall hold a shareholders meeting for the purpose of reducing the number of outstanding shares of Common Stock or increasing the number of authorized shares of Common Stock available for issuance in order to satisfy the requirements of Section 8.2(b). The Company shall solicit proxies in favor of that action, and shall cause its directors and officers, who are holders of Common Stock to vote their shares in favor thereof.

(b) Adequate Available Shares of Common Stock. Subject to shareholder approval pursuant to Section 8.2(a), the Company shall at all times keep an adequate number duly authorized shares of Common Stock reserved and available for issuance upon the conversion of Debentures and the exercise of Warrants. If at any time the Company does not have such an adequate number of shares of Common Stock reserved and available for issuance, then the Company shall immediately call and within 120 days hold a special meeting of its shareholders for the purpose of increasing the number of the Company's authorized shares of Common Stock. The Company shall cause its directors, officers, and employees who are holders of Common Stock to vote their shares in favor of such increase in the Company's number of authorized shares of Common Stock.

(c) TK Escrow. Contemporaneously with the execution of this Agreement, the Company shall execute an Amended and Restated Escrow Agreement with the Agent as escrow holder (the "Escrow Agreement") in substantially the form and substance of Exhibit E to this Agreement. On the Initial Closing Date, the Borrower shall deliver to the Escrow Holder a certificate for number of shares equal to (i) the lesser of the number of authorized, unissued and unreserved shares of Common Stock or (ii) the sum of 150% of the Conversion Shares for the Initial Debentures, calculated as if the Initial Closing Date were the Conversion Date, plus 100% of the related Warrant Shares. To the extent that the Company has not deposited shares of Common Stock in an amount equal to 150% of the Conversion Shares (as so calculated) plus 100% of the related Warrant Shares in connection with the Initial Purchase, within five (5) Trading Days after the Company receives authorization from its shareholders pursuant to
         Section 8.2(a), the Company shall deliver to the Escrow Holder a certificate for additional Conversion Shares and Warrant Shares so that the aggregate number of Conversion Shares and Warrant Shares held by the Escrow Holder equals 150% of the Conversion Shares for outstanding Debentures, calculated as if the Initial Closing Date were the Conversion Date, plus 100% of the Warrant Shares. As a condition precedent to the Agent's obligation to purchase any additional Debenture, the Company shall deposit with the Escrow Holder 150% of the Conversion Shares into which each such Debenture is convertible, calculated as if the Conversion Date were the Closing Date with respect to such Debenture plus 100% of the Warrant Shares. All shares of Common Stock deposited with the Escrow Holder pursuant to this Section 8.2(c) are referred to as the "Escrow Shares." Until the Registration Statement is effective, the certificates shall bear an appropriate restrictive legend. Except for such legend, all Escrow Shares shall be free and clear of any legends, liens, claims, stop orders or other restrictions. Within five (5) Trading Days after the effective date of the Registration Statement, the Company shall authorize its transfer agent to register the Escrow Shares in the Agent's street name, in DTC form, free and clear of any legends, liens, claims, stop orders or other restrictions.

8.3 The Purchasers' Covenants. No Purchaser (a) shall offer, sell or otherwise dispose of any securities issued to it, except in compliance with the provisions of Regulation S, or pursuant to registration under the Securities Act, or pursuant to an available exemption from such registration; or (b) shall engage in hedging transactions with regard to such securities unless in compliance with the Securities Act. 8.4 Limitation on Common Stock Ownership. The Agent and each of the Purchasers covenants and agrees that at no time shall it, either individually or collectively with each other person deemed for purposes of Exchange Act Regulation 13D to be a member of a group which includes it, beneficially own in excess of 9.9% of the then issued and outstanding Common Stock (determined on an undiluted basis). Debentures may be converted into Common Stock and Warrants may be exercised for Common Stock only if and to the extent that, following such conversion or exercise, it (or the group of which it is deemed to be a member) beneficially owns less than ten percent (10%) of Company's then outstanding Common Stock. For the purpose of this Agreement, beneficial ownership of Common Stock shall be determined in accordance with Exchange Act Rule 13d-3 (as amended).

9. Negative Covenants. So long as (a) any amounts shall be due and payable hereunder, (b) any of the Debentures remains outstanding, or (c) the Agent shall be obligated to purchase Debentures under this Agreement, the Company will not:

9.1 Mergers, Etc. Wind up, liquidate or dissolve itself, reorganize, merge or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, or acquire all or substantially all of the assets or the business of any Person.

9.2 Sale and Leaseback. Sell, transfer, or otherwise dispose of, or permit any Subsidiary to sell, transfer, or otherwise dispose of, any real or personal property to any Person and thereafter directly or indirectly lease back the same or similar property.

9.3 Dividends and other Distributions. Declare or pay any dividends; or purchase, redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding; or make any distribution of assets to its stockholders as such whether in cash, assets, or obligations of the Company; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of any shares of its capital stock; or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock; or permit any of its Subsidiaries to do any of the foregoing or to purchase or otherwise acquire for value any stock of the Company or another Subsidiary.

9.4 Sale of Assets. Sell, lease, assign, transfer, or otherwise dispose of any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of Subsidiaries, receivables, and leasehold interests), except: (a) inventory disposed of in the ordinary course of business; and (b) the sale or other disposition of assets no longer used or useful in the conduct of its business.

9.5 Investments. (a) Make any loan or advance to any Person, or (b) purchase or otherwise acquire any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person, or participate as a partner or joint venturer with any other Person, except: (i) direct obligations of the U.S. or any agency thereof with maturities of one year or less from the date of acquisition; (ii) commercial paper of a domestic issuer rated at least "A-1" by Standard and Poor's Corporation or "P-1" by Moody's Investors Service, Inc.;
(iii) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank having capital and surplus in excess of One Hundred Million U.S. Dollars (US$100,000,000); and (iv) stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to the Company.

9.6 Guaranties, Etc. Assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any Person against loss), for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

9.7 Transactions With Affiliates. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Company's business and upon fair and reasonable terms no less favorable to the Company than would obtain in a comparable arm's length transaction with a Person not an Affiliate.

9.8 Issue Securities. Issue any common stock or other equity securities, or any other stock, option, warrant, right or other instrument that is convertible into or exercisable or exchangeable for common stock or other equity securities, except for (a) securities issued pursuant to this Agreement and (b) securities sold and options granted to directors, officers and employees of the Company pursuant to bona fide employee benefit plans; provided, however, that the Company may issue such securities with the prior written consent of the Agent on behalf of the Purchasers, which consent the Agent agrees not to unreasonably withhold. 10. Events of Default 10.1 Events of Default. If any of the following events shall occur, the Agent may, by notice to the Company, declare its obligation to purchase Debentures to be terminated, whereupon the same shall forthwith terminate, and declare the Debentures, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Debentures, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the
Company:

(a) The Company should fail to pay the principal of or interest on any Debenture as and when due and payable, or any amount of any other fee by or within 10 days after the date that such fee is due and payable;

(b) Any representation or warranty made or deemed made by the Company in this Agreement or any other Transaction Document, or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Transaction Document, shall prove to have been incorrect, incomplete, or misleading in any material respect on or as of the date made or deemed made;

(c) The Company shall fail to perform or observe any term, covenant, or agreement contained in this Agreement or any other Transaction Document to be performed or observed by it;

(d) Except as disclosed in the SEC Documents, the Company or any subsidiary shall (i) fail to pay any material indebtedness for borrowed money (other than any Debenture) of the Company or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), or (ii) fail to perform or observe any material term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or passage of time, or both, the maturity of such indebtedness, whether or not such failure to perform or observe shall be waived by the holder of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

(e) The Company (i) shall admit in writing its inability to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of thirty (30) days or more; or (v) shall take any corporate action indicating its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or
         (vi) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of thirty (30) days or more;

(f) One or more judgments, decrees, or orders for the payment of money in excess of $100,000 shall be rendered against the Company and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied, or stayed or bonded pending appeal;

(g) Any of the following events shall occur or exist with respect to the Company or any Commonly Controlled Entity under ERISA: any Reportable Event shall occur; complete or partial withdrawal from any Multiemployer Plan shall take place; any Prohibited Transaction shall occur; a notice of intent to terminate a Plan shall be filed, or a Plan shall be terminated; or circumstances shall exist which constitute grounds entitling the PBGC to institute proceedings to terminate a Plan, or the PBGC shall institute such proceedings; and in each case above, such event or condition, together with all other events or conditions, if any, could subject the Company to any tax, penalty, or other liability which in the aggregate may exceed Ten Thousand Dollars ($10,000); or

(h) If the Agent receives its first notice of a hazardous discharge or an environmental complaint regarding the Company from a source other than the Company, and the Agent does not receive notice (which may be given in oral form, provided same is followed with all due dispatch by written notice given by Certified Mail, Return Receipt Requested) of such hazardous discharge or environmental complaint from the Company within twenty-four (24) hours of the time the Agent first receives said notice from a source other than the Company; or if any federal, state, or local agency asserts or creates a Lien upon any or all of the assets, equipment, property, leaseholds, or other facilities of the Company by reason of the occurrence of a hazardous discharge or an environmental complaint; or if any federal, state, or local agency asserts a claim against the Company or its assets, equipment, property, leaseholds, or other facilities for damages or cleanup costs relating to a hazardous discharge or an environmental complaint; provided, however, that such claim shall not constitute a default if, within five (5) Trading Days of the occurrence giving rise to the claim, (a) the Company can prove to the Agent's satisfaction that the Company has commenced and is diligently pursuing either:
         (i) a cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue such cure or correction to completion or (ii) proceedings for an injunction, a restraining order, or other appropriate emergent relief preventing such agency or agencies from asserting such claim, which relief is granted within ten (10) Trading Days of the occurrence giving rise to the claim and the injunction, order, or emergent relief is not thereafter resolved or reversed on appeal; and (b) in either of the foregoing events, the Company has posted a bond, letter of credit, or other security satisfactory in form, substance, and amount to both the Agent and the agency or entity asserting the claim to secure the proper and complete cure or correction of the event which constitutes the basis for the claim;

(i)      A change of Control of the Company.

10.2 Agent's Right to Setoff. Upon the occurrence and during the continuance of any Event of Default, the Agent is hereby authorized at any time and from time to time, without notice to the Company (any such notice being expressly waived by the Company), to set off and apply any and all funds, deposits and accounts at any time held and other indebtedness at any time owing by the Agent to or for the credit or the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement or the Debenture or any other Transaction Document, irrespective of whether or not the Agent shall have made any demand under this Agreement or the Debenture or such other Transaction Document and although such obligations may be unmatured. The Agent agrees promptly to notify the Company after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Agent under this Section 12.2 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent may have.

11.      Miscellaneous

11.1 Amendments, Etc. No amendment, modification, termination, or waiver of any provision of any Transaction Document to which the Company is a party, nor consent to any departure by the Company from any Transaction Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

11.2 Notices, Etc. All notices given under this Agreement and under the other Transaction Documents shall be in writing, addressed to the parties as set forth below, or to such other address as a party may specify by notice given in accordance with this paragraph, and shall be effective on the earliest of (a) the date received, or (b) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (c) on the second Trading Day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

        If to the Agent:                                         If to the Company:
        Thomson Kernaghan and Co. Ltd.                             United States Antimony Corporation
        365 Bay Street                                           1250 Prospect Creek
        Toronto, Ontario M5H 2V2                                 P.O. Box 643
        Attention:  Ms. Michelle McKinnon                        Thompson Falls, Montana 59873-0643
        Facsimile No.:    (416) 860-6355                         Attention:     John Lawrence
                                                                                President and CEO
                                                                 Facsimile No.: (406) 827-3543

        If to the Purchasers:                                    With a copy (that does not constitute notice) to:
        c/o Thomson Kernaghan and Co. Ltd.
        365 Bay Street
        Toronto, Ontario M5H 2V2
        Attention:  Ms. Michelle McKinnon
        Facsimile No.:    (416) 860-6355

                                                                 Hawley Troxell Ennis and Hawley LLP
                                                                 P.O. Box 1617
                                                                 Boise, Idaho 83701
                                                                 Attention:     Gary D. Babbitt
        In either case, with a copy (that does not constitute
        notice) to:
        Mayer Brown and Platt
        700 Louisiana Street, Suite 3600
        Houston, Texas 77002-2730
        Attention:  John M. Mann
        Facsimile No.     (713) 224-6410

11.3 No Waiver. No failure or delay on the part of the Agent or any Purchaser in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

11.4 Successors and Assigns.This Agreement shall be binding upon and inure to the benefit of the Company, the Agent, the Purchasers and their respective successors and assigns, except that the Company may not assign or transfer any of its rights under any Transaction Document to which the Company is a party without the prior written consent of the Agent and the Purchasers.

11.5 Costs, Expenses, and Taxes. If any legal action is necessary to enforce the obligation of a party hereto, the prevailing party shall be reimbursed for any expense in protecting or enforcing its rights under this Agreement including, without limitation, reasonable attorneys' fees and expenses and all expenses incurred by the prevailing party in exercising its rights and remedies under this Agreement. The Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the Transaction Documents and the other documents to be delivered under any such Transaction Documents, and agree to hold the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. This provision shall survive termination of this Agreement.

11.6 Integration. This Agreement and the other Transaction Documents contain the entire agreement between the parties relating to the subject matter hereof and thereof and supersede all oral statements and prior writings with respect hereto and thereto, including (without limitation) the Original Agreement and each of the related Transaction Documents (as that term is defined in the Original Agreement) also executed and delivered on July 25, 2000.

11.7 Governing Law. This Agreement and the Debentures shall be governed by, and construed in accordance with, the laws of the Province of Ontario, Canada; provided, however, if any provision of this Agreement is unenforceable under Ontario law, but is enforceable under the laws of the U.S. State of Montana, then Montana law shall govern the construction and enforcement of that provision.

11.8 Severability of Provisions. Any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction (after applying the provisions of Section [11.7] of this Agreement to that provision) shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Transaction Document or affecting the validity or enforceability of such provision in any other jurisdiction.

11.9 Headings. Section and paragraph headings in the Transaction Documents are included for the convenience of reference only and shall not constitute a part of the applicable Transaction Documents for any other purpose. 11.10 Dispute Resolution. The parties agree that the courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Agreement or any other Transaction Document. The parties hereby irrevocably consent to such jurisdiction and venue, and hereby irrevocably waive any claim of forum non conveniens or right to change such venue.

11.11 Agent's Fee. At each Closing Date, the Company shall pay the Agent a fee for its services as agent (the "Agent's Fee") in an amount equal to ten percent (10%) of the aggregate principal amount of the Debentures sold by the Company at such closing.

11.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same agreement. 11.13 Indemnity. The Company shall defend, protect, indemnify, and hold harmless the Agent and each Purchaser, and all of their respective officers, directors, employees, and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities, damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including, without limitation, reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other Transaction Document, or any other certificate, instrument, or document contemplated hereby or thereby; or (b) any breach of any covenant, agreement, or obligation of the Company contained in this Agreement or any other Transaction Document; or (c) the activities of the Company, each of its predecessors in interest or third parties with whom it or any of them have or had a contractual relationship, or arising directly or indirectly from the violation of any environmental protection, health, or safety law, whether such claims are asserted by any governmental agency or any other person; or (d) any cause of action, suit, or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any Transaction Document, or any other instrument, document, or agreement executed pursuant hereto or thereto by any of the Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the Debentures or from the exercise of the Warrants, or the status of the Agent or any Purchaser or holder of any of the Debentures, Warrants, Conversion Shares or Warrant Shares, or as a stockholder in the Company; provided, however, that the Company shall not be required to indemnify the Indemnitees to the extent that any Indemnified Liabilities are caused by or result from any material misrepresentation or breach of any material representation or warranty made by the Agent or any Purchaser in this Agreement, or by the breach of any covenant, agreement or obligation of the Agent in this Agreement or any of the other Transaction Documents or in any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. This indemnity shall survive termination of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the Effective Date.

                                    The Company:

                                    UNITED STATES ANTIMONY CORPORATION


                                    By______________________________
                                    Name____________________________
                                    Title___________________________
                                    Date signed_____________________


                                    The Agent:

                                    THOMSON KERNAGHAN and CO., LTD.


                                    By______________________________
                                    Name____________________________
                                    Title___________________________
                                    Date signed_____________________


                                    The Purchasers:

                                    ABUCK INVESTMENTS LTD.


                                    By______________________________
                                    Name____________________________
                                    Title___________________________
                                    Date signed_____________________



                                    B-MAC TRADING


                                    By______________________________
                                    Name____________________________
                                    Title___________________________
                                    Date signed_____________________



                                    CALIBER RESOURCES LTD.



                                    By______________________________
                                    Name____________________________
                                    Title___________________________
                                    Date signed_____________________



                                    CALP II LP



                                    By______________________________
                                    Name____________________________
                                    Title___________________________
                                    Date signed_____________________



                                    STRIKER CAPITAL LTD.



                                    By______________________________
                                    Name____________________________
                                    Title___________________________
                                    Date signed_____________________



                                    URSA CAPITAL/HOLDING LTD.


                                    By______________________________
                                    Name____________________________
                                    Title___________________________
                                    Date signed_____________________







         For purposes of Section 4.2, each of the undersigned Agent's Beneficial Owners has executed, or cause a duly authorized officer to execute this Agreement as of the Effective Date:

                                    CALIBER RESOURCES LTD.



                                    By______________________________
                                    Name____________________________
                                    Title___________________________
                                    Date signed_____________________


                                    _________________________________
                                    Michelle McKinnon




                                    _________________________________
                                    Ian McKinnon






                                    EXHIBITS



Exhibit A         Debenture
Exhibit B         Purchaser's Warrant
Exhibit C         Agent's Warrant
Exhibit D         Registration Rights Agreement
Exhibit E         Escrow Agreement
Exhibit F         Opinion of Company's Counsel
Exhibit G         Purchasers
Exhibit H         Members of Section 13(d) Group






                                    EXHIBIT A


                                FORM OF DEBENTURE




                                 Refer to Tab 2






                                    EXHIBIT B


                           FORM OF PURCHASER'S WARRANT



                                 Refer to Tab 4









                                    EXHIBIT C


                                 AGENT'S WARRANT



                                 Refer to Tab 3









                                    EXHIBIT D


                          REGISTRATION RIGHTS AGREEMENT





                                 Refer to Tab 7









                                    EXHIBIT E


                                ESCROW AGREEMENT





                                 Refer to Tab 8









                                    EXHIBIT F


                      FORM OF OPINION OF COMPANY'S COUNSEL





                   Refer to Hawley Troxell Ennis and Hawley LLP

             Opinion of Company's Counsel Letter dated July 25, 2000









                                    EXHIBIT G


                                   PURCHASERS


                                                                        Amount of Debentures Purchased

            Name of Purchaser                                    Initial Tranche                Second Tranche
1.   Abuck Investments Ltd.                                         $125,000                       $75,000
2.   B-Mac Trading                                                  $100,000
3.   Caliber Resources Ltd.                                         $125,000
4.   Calp II LP                                                     $100,000
5.   Striker Capital Ltd.                                           $100,000
6.   Ursa Capital/Holdings Ltd.                                     $ 50,000

                                                                     $600,000                      $75,000






                                    EXHIBIT H


                         MEMBERS OF SECTION 13 (d) GROUP


CALP II LP, Striker Capital Ltd. and Thomson Kernaghan and Co., Ltd. are under the common control of Mark Valentine, the Chief Executive Officer of Thomson Kernaghan and Co., Ltd., who has authority to vote and dispose of the shares beneficially owned by any of them. Accordingly, Thomson Kernaghan, CALP II and Striker Capital Ltd. may be considered a group which beneficially owns all of the shares beneficially owned by any of them. Under the financing agreement, CALP II and Striker Capital Ltd. agreed not to have the right to convert any debenture or exercise any warrant if, after having given effect the conversion or exercise, both of them considered as a group would be deemed to beneficially own more than 9.9% of the then outstanding common stock.